EXHIBIT 10.3


                       FOR USE IN THE STATE OF __________

                       CITY LOOKS SALONS INTERNATIONAL(R)
                               FRANCHISE AGREEMENT

                                     BETWEEN

                 THE BARBERS, HAIRSTYLING FOR MEN & WOMEN, INC.
                          300 Industrial Boulevard N.E.
                          Minneapolis, Minnesota 55413
                                 (612) 331-8500
                               FAX: (612) 331-2821

                                       AND

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                   ------------------------------------------

                   ------------------------------------------

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                              Name(s) of FRANCHISEE

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                                     Street

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                   City              State           Zip Code

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                   Area Code                        Telephone

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                   Area Code                       Fax Number

                              FRANCHISED LOCATION:

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                                     Street

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                   City              State           Zip Code

                   ------------------------------------------
                   Area Code                        Telephone

                   ------------------------------------------
                   Area Code                       Fax Number

                          DATE OF FRANCHISE AGREEMENT:

                            ________________, 199____

                       CITY LOOKS SALONS INTERNATIONAL(R)

                 THE BARBERS, HAIRSTYLING FOR MEN & WOMEN, INC.

                               FRANCHISE AGREEMENT

Article     Description                                                                   Page
-------     -----------                                                                   ----
1           FRANCHISED LOCATION; GRANT OF FRANCHISE..........................................2
2           TERM; FRANCHISEE'S OPTION TO REACQUIRE THE FRANCHISE.............................3
3           CITY LOOKS' RIGHT TO LICENSE THE MARKS...........................................4
4           INITIAL FEE; APPROVAL OF FRANCHISEE..............................................5
5           CONTINUING FEES..................................................................6
6           ADVERTISING......................................................................8
7           QUALITY CONTROL, UNIFORMITY AND STANDARDS REQUIRED OF THE FRANCHISEE............10
8           CONFIDENTIAL OPERATIONS MANUAL AND OTHER INFORMATION............................15
9           CITY LOOKS' TERMINATION RIGHTS..................................................17
10          FRANCHISEE'S TERMINATION RIGHTS.................................................19
11          FRANCHISEE'S OBLIGATIONS UPON TERMINATION OR EXPIRATION.........................20
12          FRANCHISEE'S COVENANTS NOT TO COMPETE...........................................21
13          CITY LOOKS' RIGHT OF FIRST REFUSAL TO PURCHASE..................................23
14          TRAINING PROGRAM; OPENING ASSISTANCE............................................26
15          CITY LOOKS' OTHER OBLIGATIONS...................................................27
16          CITY LOOKS SALONS INTERNATIONAL SIGN............................................27
17          INSURANCE.......................................................................28
18          INDEPENDENT CONTRACTORS; INDEMNIFICATION........................................29
19          FINANCIAL STATEMENTS; GROSS REVENUE REPORTS; FORMS AND ACCOUNTING...............30
20          ASSIGNMENT......................................................................32
21          SITE SELECTION; STANDARD STORE LAYOUTS AND PLANS................................34
22          LEASE AS SECURITY; TERMINATION OF LEASE.........................................35
23          ARBITRATION.....................................................................37
24          ENFORCEMENT.....................................................................40
25          NOTICES.........................................................................42
26          ACKNOWLEDGMENTS.................................................................42
27          DISCLAIMER; FRANCHISEE'S LEGAL COUNSEL..........................................43
28          GOVERNING LAW; STATE MODIFICATIONS..............................................45
29          DEFINITIONS.....................................................................46


PERSONAL GUARANTY
EXHIBIT A - CONFIDENTIALITY AGREEMENT
EXHIBIT B - LANDLORD'S CONSENT TO ASSIGNMENT OF LEASE

                       CITY LOOKS SALONS INTERNATIONAL(R)
                 THE BARBERS, HAIRSTYLING FOR MEN & WOMEN, INC.
                               FRANCHISE AGREEMENT

THIS FRANCHISE AGREEMENT, (this "Agreement") made, entered into and effective this _____ day of ___________________________, 19_____, by and between The
Barbers, Hairstyling for Men & Women, Inc., a Minnesota corporation ("CITY LOOKS"), and ___________________________, (the "FRANCHISEE");

                                   WITNESSETH:

WHEREAS, CITY LOOKS has developed and owns a distinctive business system for operating hairstyling businesses of a distinctive character with the names "City Looks Salons International(R)", "The Barbers(R)", "The Barbers, Hairstyling for Men & Women" and "City Looks(R) By The Barbers" (the "Business System" or "the City Looks Business System") and has publicized the names "City Looks Salons International(R)", "The Barbers(R)", "The Barbers, Hairstyling for Men & Women", "City Looks(R) By The Barbers" and other trademarks, trade names, service marks, and commercial symbols to the public as an organization of hairstyling businesses operating under the City Looks Business System; and

WHEREAS, CITY LOOKS represents that it has the right and authority to franchise the use of the names "City Looks Salons International(R)", "The Barbers(R)", "The Barbers, Hairstyling for Men & Women" "City Looks(R) By The Barbers" and certain other trademarks, trade names, service marks, logos and commercial symbols (the "Marks") for use in connection with hairstyling businesses operated in conformity with the Business System to selected persons or entities who will comply with CITY LOOKS' uniformity requirements and quality standards; and

WHEREAS, the FRANCHISEE desires to operate a City Looks Salons International hairstyling business at the location set forth and designated in Article 1 of this Agreement which will conform to the uniformity requirements and quality standards established and promulgated from time to time by CITY LOOKS; and

WHEREAS, CITY LOOKS is willing to provide the FRANCHISEE with marketing, advertising, technology, operational and other business information, experience and "know how" about the City Looks Salons International business that has been developed over time by CITY LOOKS at significant cost and expense; and

WHEREAS, the FRANCHISEE acknowledges that it would take substantial capital and human resources to develop a business similar to the City Looks Salons International business and, as a consequence, the FRANCHISEE desires to acquire the right to use the Marks and the Business System and to own and operate a City Looks Salons International business subject to and under the terms and conditions set forth in this Agreement; and

WHEREAS, the FRANCHISEE acknowledges that CITY LOOKS would not provide the FRANCHISEE with any business information or "know how" about the City Looks Salons International Business System unless the FRANCHISEE agreed to comply with all of the terms and conditions of this Agreement and to pay the Initial Fee, the Continuing Fees, National Advertising Production Fees and the Advertising Fees specified in this Agreement; and

WHEREAS, the FRANCHISEE has had a full and adequate opportunity to be thoroughly advised of the terms and conditions of this Agreement by legal counsel or another advisor, and has had sufficient time to evaluate and investigate the City Looks Salons International Business System, the financial investment requirements, and the business risks associated with owning and operating a City Looks Salons International business;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement and for other good and valuable consideration, the parties hereby contract as follows:

                                    ARTICLE 1
                     FRANCHISED LOCATION; GRANT OF FRANCHISE

1.1 FRANCHISED LOCATION. CITY LOOKS grants to the FRANCHISEE a nonexclusive personal right to operate one City Looks Salons International business (the "City Looks" or "City Looks Salons International" business) in conformity with the City Looks Business System and further grants the FRANCHISEE a nonexclusive personal right to operate the business using the name "City Looks Salons International(R)" at the following single location:_____________________________ _______________________________________________ (the "Franchised Location").
This Agreement does not grant any exclusive territorial rights to the FRANCHISEE, and CITY LOOKS will have the right to open and operate, and to grant to other franchisees the right to open and operate, City Looks businesses in conformity with the Business System using the Marks at locations anywhere.

1.2 FRANCHISED LOCATION NOT DETERMINED. In the event the Franchised Location has not yet been determined as of the date of this Agreement, then the geographical area in which the FRANCHISEE'S City Looks business is to be located will be described or otherwise defined in an exhibit signed by the parties and attached to this Agreement. At such time as the address of the Franchised Location is determined, then the address will be inserted into Article 1.1 of this Agreement.

1.3 RELOCATION. Notwithstanding any provisions of this Agreement to the contrary, the FRANCHISEE may, with the prior written approval of CITY LOOKS, relocate the Franchised Location to another location during the term of this Agreement, if the proposed new location does not compete with any City Looks, The Barbers or City Looks By The Barbers business operated by CITY LOOKS or CITY LOOKS' franchisees and the proposed new location is located within two (2) miles of the Franchised Location. The failure of the FRANCHISEE to obtain the written approval of CITY LOOKS prior to the relocation of the Franchised Location, or the failure to have the new location open for business within ten (10) business days after the Franchised Location is closed, will be a material breach of this Agreement. In the event the Franchised Location is relocated pursuant to this provision, the "new" location, including the real estate and the building, must comply with all applicable provisions of this Agreement and with CITY LOOKS' then-current specifications.

1.4 DESTRUCTION OF FRANCHISED LOCATION. In the event the Franchised Location is destroyed or rendered untenantable by fire, flood or other casualty, the term of this Agreement will be extended for a period of time equal to the period of time that the FRANCHISEE is unable to operate its City Looks business. If the Franchised Location is rebuilt, repaired or restored to tenantable condition by the owner of the premises, then the FRANCHISEE must resume business operations within twelve (12) months of the date that the premises are restored to tenantable condition by the owner. The FRANCHISEE'S failure to resume business operations within such twelve (12) month period will constitute abandonment of the business. If the premises are not restored by the owner, then the FRANCHISEE must relocate the Franchised Location pursuant to
Article 1.3.

1.5 CONDITIONS TO FRANCHISE. The FRANCHISEE hereby undertakes the obligation to operate a City Looks Salons International hairstyling business at the Franchised Location under the City Looks Business System using the name "City Looks Salons International(R)" in strict compliance with the terms and conditions of this Agreement for the entire term of this Agreement. The rights and privileges granted to the FRANCHISEE by CITY LOOKS under this Agreement are applicable only to the Franchised Location, are personal in nature, and may not be used elsewhere or at any other location by the FRANCHISEE.

1.6 PERSONAL LICENSE. The FRANCHISEE will not have the right to franchise, subfranchise, license or sublicense its rights under this Agreement. The FRANCHISEE will not assign or transfer its rights under this Agreement, except as specifically provided for in this Agreement.

                                    ARTICLE 2
              TERM; FRANCHISEE'S OPTION TO REACQUIRE THE FRANCHISE

2.1 TERM. The term of this Agreement will be for fifteen (15) years commencing on the date set forth on Page F-1 of this Agreement. This Agreement will not be considered executed and will not be enforceable until: (A) it has been signed by CITY LOOKS and the FRANCHISEE, and, if the FRANCHISEE is a corporation or partnership, the personal guarantors; and (B) the signed Agreement is delivered to the FRANCHISEE.

2.2 RIGHTS UPON EXPIRATION. At the expiration of the term of this Agreement, the FRANCHISEE will have the option to reacquire the franchise for the Franchised Location pursuant to Article 2.3 of this Agreement.

2.3 CONDITIONS TO OPTION. At the end of the term of this Agreement, the FRANCHISEE will have the option to reacquire the franchise for the Franchised Location provided that the following conditions have been met: (A) the FRANCHISEE has given CITY LOOKS written notice at least one hundred eighty (180) days prior to the end of the term of this Agreement of its commitment to reacquire the franchise for the Franchised Location; (B) during the term of this Agreement, the FRANCHISEE has complied with all of the material terms and conditions of this Agreement and has complied with CITY LOOKS' material operating and quality standards and procedures; (C) all monetary obligations owed by the FRANCHISEE to CITY LOOKS have been paid or satisfied prior to the end of the term of this Agreement, and have been timely met throughout the term of this Agreement; (D) the FRANCHISEE has agreed, in writing, to make the reasonable capital expenditures necessary to remodel, modernize, upgrade and redecorate the Franchised Location and to replace and update the furniture, fixtures, supplies, equipment and techniques used in the FRANCHISEE'S City Looks business so that the FRANCHISEE'S business will reflect the image portrayed by CITY LOOKS' then-current decor and specifications; (E) the FRANCHISEE agrees to execute and comply with the then-current standard Franchise Agreement then being offered to new Franchisees by CITY LOOKS subject further to the provisions of
Article 2.4 of this Agreement; and (F) as of the date the FRANCHISEE exercises its option to reacquire the franchise for the Franchised Location, the FRANCHISEE either owns the Franchised Location or has the right to lease the Franchised Location or a new location as set forth in Article 1.3 for a term of at least three (3) years.

2.4 TERMS OF OPTION. The FRANCHISEE will have the option to reacquire the franchise for the Franchised Location under the same terms and conditions then being offered to other Franchisees by

CITY LOOKS under CITY LOOKS' then-current standard Franchise Agreement. If the FRANCHISEE exercises its right to reacquire the franchise for the Franchised Location and executes the then-current standard, Franchise Agreement, the FRANCHISEE will not be required to pay the Initial Fee, if any, specified in the then-current standard Franchise Agreement. However, the FRANCHISEE will be required to pay the Continuing Fees, National Advertising Production Fees, Advertising Fees and any other fees or charges at the rates specified in the then-current standard Franchise Agreement, and must comply with all other terms and conditions of CITY LOOKS' then-current standard Franchise Agreement. The FRANCHISEE acknowledges that the terms, conditions and economics of the then-current standard Franchise Agreement of CITY LOOKS may, at that time, vary in substance and form from the terms, conditions and economics of this Agreement.

                                    ARTICLE 3
                     CITY LOOKS' RIGHT TO LICENSE THE MARKS

3.1 LICENSE OF MARKS. CITY LOOKS warrants that, except as provided for herein, it has the right to license the names "City Looks Salons International(R)", "The Barbers, Hairstyling for Men & Women(R)", "City Looks(R) By The Barbers" and the other Marks and the Business System to the FRANCHISEE. Any and all improvements made by the FRANCHISEE relating to the Marks or the Business System will become the sole and absolute property of CITY LOOKS who will have the sole and exclusive right to register and protect all such improvements in its name in accordance with applicable law. The FRANCHISEE'S right to use and identify with the Marks and the Business System will exist concurrently with the term of this Agreement and such use by the FRANCHISEE will inure exclusively to the benefit of CITY LOOKS.

3.2 CONDITIONS TO LICENSE OF MARKS. The FRANCHISEE agrees that its nonexclusive personal right to use the name "City Looks Salons International(R)" as the name of the FRANCHISEE'S business, and its right to use the Marks and the Business System, apply only to the City Looks business operated at the Franchised Location and only so long as the FRANCHISEE will fully perform and comply with all of the conditions, terms and covenants of this Agreement. The FRANCHISEE will not have or acquire any rights in any of the Marks or the Business System other than the right of use as provided herein. The FRANCHISEE will have the right to use the Marks and the Business System only in the manner prescribed, directed and approved by CITY LOOKS in writing and will not have the right to use the marks in connection with the sale of any products or services other than those prescribed or approved by CITY LOOKS. If, in the judgment of CITY LOOKS, the acts of the FRANCHISEE infringe upon or demean the goodwill, standards of uniformity or quality, or business image associated with the Marks or the Business System, then the FRANCHISEE will upon written notice from CITY LOOKS, immediately modify its use of the Marks and the Business System in the manner prescribed by CITY LOOKS in writing. Any and all goodwill associated with the Marks and the Business System will inure exclusively to CITY LOOKS' benefit and, upon the expiration or termination of this Agreement, no monetary amount will be assigned as attributable to any goodwill associated with the FRANCHISEE'S use of the Marks or the Business System. The FRANCHISEE will at no time take any action whatsoever to contest the validity or ownership of the Marks and the goodwill associated therewith and will not allege any ownership in the Marks.

3.3 ADVERSE CLAIMS. If there is a claim by any party that its rights to the Marks are superior to those of CITY LOOKS and if CITY LOOKS' legal counsel opines that such claim is legally meritorious, or if there is an adjudication by a Court of competent jurisdiction that any party's rights to the Marks are superior to those of CITY LOOKS, then upon receiving written notice from CITY LOOKS, the FRANCHISEE will, at its expense, immediately make all changes and amendments to the Marks as may be specified by CITY LOOKS. If so specified, the FRANCHISEE will immediately cease using the Marks, and will, as soon as reasonably possible, commence using the new trademarks, trade names, service marks, logos and commercial symbols designated by CITY LOOKS in writing. The FRANCHISEE will not make any changes or amendments whatsoever to the Marks or the Business System unless approved by or specified in advance by CITY LOOKS in writing.

3.4 DEFENSE OR ENFORCEMENT OF RIGHTS TO MARKS. The FRANCHISEE will have no right to and will not defend or enforce any rights associated with the licensed Marks or the Business System in any Court or other proceedings for or against imitation, infringement, prior use, or for any other claim or allegation. The FRANCHISEE will give CITY LOOKS prompt and immediate written notice of any and all claims or complaints made against or associated with the licensed Marks or the Business System and will, without compensation for its time and at its expense, cooperate in all respects with CITY LOOKS in any lawsuits or other proceedings involving the Marks or the Business System. CITY LOOKS will have the sole and absolute right to determine whether it will commence or defend any litigation involving the Marks or the Business System, and the cost and expense of all litigation incurred by CITY LOOKS, including attorneys' fees, specifically relating to the Marks or the Business System will be paid by CITY LOOKS.

3.5 FRANCHISEE'S RIGHT TO PARTICIPATE IN LITIGATION. The FRANCHISEE may, at its expense, retain an attorney to represent it individually in all litigation and Court proceedings involving the Marks or the Business System, and will do so with respect to matters involving only the FRANCHISEE; however, CITY LOOKS and its legal counsel will control and conduct all litigation involving the Marks, the Business System and the rights of CITY LOOKS. Except as expressly provided for herein, CITY LOOKS will have no liability to the FRANCHISEE for any costs that the FRANCHISEE may incur in any litigation, and the FRANCHISEE will pay for all costs, including attorneys' fees, that it may incur in any litigation or proceeding arising as a result of the matters referred to under this Article, unless it tenders the defense to CITY LOOKS in a timely manner pursuant to and in accordance with Article 3.6.

3.6 TENDER OF DEFENSE BY FRANCHISEE. If the FRANCHISEE is named as a defendant or party in any action involving the Marks or the Business System and if the FRANCHISEE is named as a defendant or party solely because the plaintiff is alleging that the FRANCHISEE does not have the right to use the Marks or the Business System licensed by CITY LOOKS to the FRANCHISEE at the Franchised Location pursuant to this Agreement, then the FRANCHISEE will have the right to tender the defense of the action to CITY LOOKS and CITY LOOKS will, at its expense, defend the FRANCHISEE in the action provided that the FRANCHISEE has tendered the defense of the action to CITY LOOKS within seven (7) days after receiving service of the pleadings or Summons and Complaint relating to the action. CITY LOOKS will indemnify and hold the FRANCHISEE harmless from any damages assessed against the FRANCHISEE in any actions resulting solely from the FRANCHISEE'S use of the Marks and the Business System at the Franchised Location if the FRANCHISEE has timely tendered the defense of the action to CITY LOOKS.

                                    ARTICLE 4
                       INITIAL FEE; APPROVAL OF FRANCHISEE

4.1 AMOUNT OF INITIAL FEE. The FRANCHISEE will pay CITY LOOKS an Initial Fee of ________________________________________________________ Dollars ($__________ ),
all of which will be due and payable on the date this Agreement is executed by the FRANCHISEE. The Initial Fee payable by the FRANCHISEE is payment to CITY LOOKS for costs incurred by CITY LOOKS in operating its business, including general sales and administrative costs, business overhead costs, travel costs, long distance telephone calls, training, public relations, advertising, marketing and promotion, legal and accounting fees, compliance with federal and state franchising and other laws, and for the initial services and opening assistance rendered to the FRANCHISEE described in this Agreement.

4.2 CITY LOOKS' RIGHT TO REJECT FRANCHISEE. CITY LOOKS will have the absolute, sole and unilateral right to reject this Agreement or the FRANCHISEE if CITY LOOKS determines that any financial, personal or other information provided by the FRANCHISEE to CITY LOOKS is materially false, misleading, incomplete or inaccurate or the FRANCHISEE (or the FRANCHISEE'S District Manager if one is employed) is not qualified or competent to properly operate a City Looks business because such person has not successfully completed CITY LOOKS' training program or is deemed to be incapable of successfully completing CITY LOOKS' training program.

4.3 REFUND OF INITIAL FEE. In the event that either this Agreement or the FRANCHISEE is rejected by CITY LOOKS pursuant to Article 4.2 above, then the Initial Fee will be refundable to the FRANCHISEE after deducting all reasonable administrative and out-of-pocket expenses incurred by CITY LOOKS including, but not limited to, executives' and employees' salaries, costs for the time of its employees, salespersons' commissions, marketing costs, training costs, attorneys' fees, accountants' fees, travel expenses and long distance telephone calls. The FRANCHISEE will be notified by CITY LOOKS in writing if either this Agreement or the FRANCHISEE is rejected by CITY LOOKS pursuant to Article 4.2. Except as specifically set forth in this Article 4.3, the Initial Fee payable by the FRANCHISEE pursuant to Article 4.1 will not be refundable to the FRANCHISEE.

                                    ARTICLE 5
                                 CONTINUING FEES

5.1 AMOUNT OF CONTINUING FEES. In addition to the Initial Fee, the FRANCHISEE will, commencing on the date which is eighteen (18) weeks after the date that the FRANCHISEE begins business operations pursuant to this Agreement and continuing thereafter for the remaining term of this Agreement, pay CITY LOOKS weekly Continuing Fees equal to a percentage of the FRANCHISEE'S weekly Gross Revenues, as defined herein, which are received, billed or generated by, as a result of or from the FRANCHISEE'S City Looks business. For the first (1st) through the seventeenth (17th) weeks of the FRANCHISEE'S operation of its City Looks business pursuant to this Agreement, the FRANCHISEE will not be obligated to pay a Continuing Fee to CITY LOOKS. For the eighteenth (18th) through the thirty-fourth (34th) weeks of the FRANCHISEE'S operation of its City Looks business pursuant to this business, the FRANCHISEE will pay to CITY LOOKS a weekly Continuing Fee equal to two percent (2%) of the FRANCHISEE'S Gross Revenues. For the thirty-fifth (35th) and each subsequent week of the FRANCHISEE'S operation of its City Looks business for the balance of the remaining term of this Agreement, the FRANCHISEE will pay CITY LOOKS a weekly Continuing Fee equal to four percent (4%) of the FRANCHISEE'S Gross Revenues; provided, however, that commencing with the fifty-third (53rd) week of the FRANCHISEE'S operation of its City Looks business and continuing throughout the remaining term of this Agreement, the FRANCHISEE will pay CITY LOOKS a weekly Continuing Fee equal to the greater of four percent (4%) of the FRANCHISEE'S weekly Gross Revenues or One Hundred Dollars ($100.00) per week. The Continuing Fees paid to CITY LOOKS will not be refundable to the FRANCHISEE under any circumstances.

5.2 GROSS REVENUES CAP. At such time as the FRANCHISEE achieves Gross Revenues of One Million Dollars ($1,000,000) (the "Gross Revenues Cap") within a single calendar year (the first such year being referred to herein as the "Base Year") in the City Looks business operated pursuant to this

Agreement, the FRANCHISEE will no longer be obligated, so long as the FRANCHISEE is in compliance with all terms and conditions of this Agreement including, but not limited to, the obligation to pay Continuing Fees on all Gross Revenues up to and including the Gross Revenues Cap, to pay Continuing Fees with respect to any Gross Revenues in excess of the Gross Revenues Cap which are achieved during the remainder of such calendar year. Commencing on January 1 of the year following the Base Year and on each January 1 thereafter, the FRANCHISEE will resume payment of weekly Continuing Fees pursuant to Article 5.1 above until the FRANCHISEE has achieved the Gross Revenues Cap for such year. For each year after the Base Year, the Gross Revenues Cap shall be increased to an amount equal to the product obtained by multiplying the Gross Revenues Cap for the immediately preceding calendar year by the sum of one plus the percent of increase (but not decrease) in the Consumer Price Index, U.S. City Average (All Items) For All Urban Consumers (CPI-U) (1984 = 100) (the "Index") from the first day of such immediately preceding calendar year to the last day of such immediately preceding calendar year, as published by the U.S. Bureau of Labor Statistics ("BLS"). If the Index is no longer published, the FRANCHISOR will select a replacement index that will, in the FRANCHISOR's sole discretion, most closely approximate the Index. Notwithstanding anything to the contrary contained in this Article 5.2, the relief from paying Continuing Fees with respect to Gross Revenues in excess of the Gross Revenues Cap granted pursuant to this Article 5.2 shall immediately cease and terminate in the event the FRANCHISEE fails to (a) submit the weekly Gross Revenues reports as required pursuant to Article 19.3 below, (b) pay weekly Continuing Fees with respect to Gross Revenues up to and including the Gross Revenues Cap as required under this
Article 5 or (c) comply with any other term or provision of this Agreement.

5.3 FRANCHISEE'S OBLIGATION TO PAY CONTINUING FEES. The Continuing Fees payable to CITY LOOKS under this Article will be calculated and paid to CITY LOOKS by the FRANCHISEE on a weekly basis during the entire term of this Agreement and the FRANCHISEE'S failure to pay the weekly Continuing Fees to CITY LOOKS will be a material breach of this Agreement. The FRANCHISEE'S obligation to pay CITY LOOKS the weekly Continuing Fees under the terms of this Agreement will be absolute and unconditional and will remain in full force and effect until the term of this Agreement has expired. The FRANCHISEE will not have the right to "offset" and, as a consequence, the FRANCHISEE will timely pay all weekly Continuing Fees due CITY LOOKS under this Agreement regardless of any claims or allegations of liability for damages or other payments that the FRANCHISEE may allege against CITY LOOKS.

5.4 DATE PAYABLE. The weekly Continuing Fees payable by the FRANCHISEE must be paid to and received by CITY LOOKS on or before the close of business on Thursday of each week for the preceding week. The Weekly Continuing Fees must be submitted with the FRANCHISEE'S weekly report of Gross Revenues required under
Article 19 of this Agreement.

5.5 INTEREST ON UNPAID CONTINUING FEES. If the FRANCHISEE fails to remit the weekly Continuing Fees due to CITY LOOKS by Thursday of each week for the previous week, as provided for in this Agreement, then the unpaid weekly Continuing Fees due to CITY LOOKS will bear interest at the maximum legal rate allowable in the state in which the FRANCHISEE'S City Looks business is located. In no event, however, will the rate of interest payable by the FRANCHISEE on the unpaid weekly Continuing Fees due CITY LOOKS under this Article exceed eighteen percent (18%) per annum simple interest even if the laws of that state permit a higher annual interest rate. If the FRANCHISEE does not submit a report of Gross Revenues pursuant to Article 19, then CITY LOOKS will have the right, in its sole discretion, to estimate the amount of the Continuing Fees payable by the FRANCHISEE, and the estimated unpaid weekly Continuing Fees will bear interest at the rate set forth above. The FRANCHISEE will pay CITY LOOKS for any and all costs incurred by CITY LOOKS in the collection of unpaid and past due Continuing Fee payments including, but not limited to, CITY LOOKS' actual attorneys' fees, deposition costs, expert witness fees, investigation costs, accounting fees, filing fees, and travel expenses.

                                    ARTICLE 6
                                   ADVERTISING

6.1 NATIONAL ADVERTISING PRODUCTION FEES. The FRANCHISEE will pay CITY LOOKS weekly National Advertising Production Fees equal to one half of one percent (.5%) of the FRANCHISEE'S weekly Gross Revenues for deposit in the National Production Account ("NPA") which will be administered and controlled exclusively by CITY LOOKS. The FRANCHISEE'S failure to pay the National Advertising Production Fees will be a material breach of this Agreement. CITY LOOKS will have the right to use the NPA monies, in its sole discretion, to purchase and pay for any services or products relating to the production of advertising for City Looks Franchisees, including the purchase of production materials, ad slicks, brochures, radio and television commercials, services provided by advertising agencies, market research and development costs, advertising and promotion development and production costs (including all costs relating to media costs for television, radio, newspaper, direct mail and point-of-purchase advertising, and all costs of collateral materials required for such advertising), creative costs, product research costs, all costs and expenses incurred in administering the NPA (including, but not limited to, salaries, travel expenses, office supplies, and related general and administrative expenses), and all other costs relating to the advertising and promotion of all City Looks, The Barbers and City Looks By The Barbers Franchisees and the Business System. The use of the monies in the NPA and the administration of the NPA will be under the absolute direction and control of CITY LOOKS. CITY LOOKS will have the absolute right to determine, in its sole discretion, the advertising agencies that will be retained, the type and content of the services and products, and all other matters pertaining to the expenditures made by CITY LOOKS from the NPA. CITY LOOKS will not be required to contribute to the NPA; however, all City Looks businesses that are owned and operated by CITY LOOKS will be required to contribute to the NPA in accordance with the terms of their respective Franchise Agreements. The National Advertising Production Fees paid by the FRANCHISEE will not be refundable to the FRANCHISEE under any circumstances.

6.2 DATE PAYABLE; INTEREST ON UNPAID NATIONAL ADVERTISING PRODUCTION FEES. The weekly National Advertising Production Fees must be paid directly to and received by CITY LOOKS on or before the close of business on Thursday of each week for the preceding week. Any National Advertising Production Fees not paid by the FRANCHISEE as required herein will bear interest at the maximum legal rate applicable in the state in which the FRANCHISEE'S City Looks business is located. In no event, however, will the rate of interest payable by the FRANCHISEE on the unpaid balance due for National Advertising Production Fees exceed eighteen percent (18%) per annum simple interest. If the FRANCHISEE does not submit a report of Gross Revenues pursuant to Article 19, then CITY LOOKS will have the right, in its sole discretion, to estimate the amount of the National Advertising Production Fees payable by the FRANCHISEE, and the estimated unpaid weekly National Advertising Production Fees will bear interest at the rate set forth above. The FRANCHISEE will pay CITY LOOKS for any and all costs incurred by CITY LOOKS in the collection of unpaid and past due National Advertising Production Fees payments, including, but not limited to, CITY LOOKS' actual attorneys' fees, deposition costs, expert witness fees, investigation costs, accounting fees, filing fees and travel expenses. CITY LOOKS will have the right to collect unpaid National Advertising Production Fees in its own name or on behalf of the NPA; however, all National Advertising Production Fees collected will be deposited in the NPA.

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6.3 LOCAL ADVERTISING. In addition to payment of the National Advertising
Production Fees required by Article 6.1 above, for the first (1st) through the thirty-fourth (34th) weeks of the FRANCHISEE'S operation of its City Looks business, the FRANCHISEE must spend an amount equal to at least four percent (4%) of its Gross Revenues for approved local media advertising and promotion. For the thirty-fifth (35th) and each subsequent week of the FRANCHISEE'S operation of its City Looks Business for the balance of the remaining term of this Agreement, the Franchisee must spend an amount equal to three percent (3%) of its Gross Revenues for approved local media advertising and promotion. All local media advertising and promotions conducted by the FRANCHISEE must conform to CITY LOOKS' standards for media advertising and promotions. On or before March 31 and September 30 of each year throughout the term of this Agreement, the FRANCHISEE will furnish to CITY LOOKS, in the form prescribed by CITY LOOKS, an accurate accounting of the FRANCHISEE'S expenditures for approved local media advertising and promotion. If the FRANCHISEE has failed to spend the required percentage of its Gross Revenues for approved local media advertising and promotion as required under this Article, then the FRANCHISEE will be required to deposit with CITY LOOKS the difference between the required percentage of its Gross Revenues and what it actually spent for such advertising, and this amount will be spent by CITY LOOKS in the FRANCHISEE'S area for any type of advertising or promotion that CITY LOOKS deems to be in the best interests of the FRANCHISEE'S business.

6.4 LOCAL DMA ADVERTISING GROUP. At such time as there are two (2) or more City Looks Salons International, The Barbers or City Looks By The Barbers businesses (including the FRANCHISEE'S City Looks business) in the FRANCHISEE'S DMA, as defined herein, CITY LOOKS will have the right to require that the FRANCHISEE become a member of, participate in and contribute to a local DMA advertising group that will conduct and administer media advertising and promotions in the FRANCHISEE'S DMA. Each local DMA advertising group will have a membership with equal representation for each City Looks business in the DMA, including the City Looks businesses owned and operated in the DMA by CITY LOOKS. The costs for the media advertising and promotions conducted by the local DMA advertising group will be allocated among and paid by the members of the local DMA advertising group on a pro rata basis, based either on a percentage of Gross Revenues or on a pro rata basis, the selection of which method to be determined by the majority of the members of the local DMA advertising group. Payments to the local DMA advertising group by the FRANCHISEE for media advertising and promotion will be applied to the local advertising and promotional expenditures required under
Article 6.3 above. However, the FRANCHISEE must contribute its proportionate share of the costs for the local media advertising and promotions conducted by the local DMA advertising group as determined by the majority of its members in accordance with the method of allocation set forth above, even if this amount exceeds three percent (3%) of the FRANCHISEE'S Gross Revenues. Notwithstanding the foregoing, for the first (1st) through the thirty-fourth (34th) weeks of the FRANCHISEE'S operation of its City Looks business pursuant to this Agreement, the FRANCHISEE will not be obligated to pay any portion of the costs for media advertising and promotions conducted by the local DMA advertising group.

6.5 ADVERTISING FUND. In addition to the National Advertising Production Fees required under Article 6.1 of this Agreement, CITY LOOKS reserves the right, in its sole discretion, to require the FRANCHISEE to contribute a maximum of three percent (3%) of the FRANCHISEE'S Gross Revenues into an advertising fund which will be administered and controlled by CITY LOOKS. The requirement for the FRANCHISEE to contribute to an advertising fund will not take effect until the FRANCHISEE has been given not less than thirty (30) days written notice of such requirement. In the event CITY LOOKS requires the FRANCHISEE to contribute to an advertising fund, the FRANCHISEE'S requirement to spend an amount for local advertising under Article 6.3 of this Agreement will be reduced by the same percentage that the FRANCHISEE will be required to contribute to CITY LOOKS for the advertising

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fund. The use of the monies in such advertising fund will be under the absolute discretion and control of CITY LOOKS to purchase and pay for any products or services relating to advertising for City Looks franchisees. The advertising fees payable by the FRANCHISEE into the advertising fund will be payable in the same fashion and under the same terms and conditions as the National Advertising Production Fees are payable and will not be refundable to the FRANCHISEE under any circumstances.

6.6 YELLOW PAGES ADVERTISING. The FRANCHISEE will, at its expense, be required to advertise continually in the Yellow Pages of the local telephone directories using trademark listings or display formats approved by CITY LOOKS under an appropriate listing that is in compliance with the laws of the state in which the Franchised Location is located including, but not limited to, "Barbers" or "Beauty". Expenditures by the FRANCHISEE for Yellow Pages advertising will be in addition to all other advertising requirements set forth in this Agreement.

6.7 GRAND OPENING ADVERTISING. The FRANCHISEE will be required to spend between Two Thousand Five Hundred Dollars ($2,500) and Five Thousand Dollars ($5,000) to implement and conduct grand opening advertising, marketing, public relations and promotional programs for its City Looks business which have been approved by CITY LOOKS in writing. Expenditures by the FRANCHISEE for grand opening advertising may be applied to the quarterly local media advertising and promotional expenditures required pursuant to Article 6.3 of this Agreement.

6.8 LOCAL DMA RECRUITING GROUP. At such time as there are two (2) or more City Looks Salons International, The Barbers or City Looks By The Barbers businesses (including the FRANCHISEE'S City Looks business) in the FRANCHISEE'S DMA, CITY LOOKS will have the right to require that the FRANCHISEE become a member of, participate in, and contribute to a local DMA stylist recruiting group that will implement a program for the recruitment of qualified hair stylists for all City Looks businesses in the FRANCHISEE'S DMA. Although the DMA stylist recruiting group will be separate from the local DMA advertising group, membership in, and allocation and payment of expenses of, the local DMA stylist recruiting group will be determined in accordance with the guidelines applicable to the local DMA advertising group, as set forth in Article 6.4 above. Expenditures by the FRANCHISEE for local DMA stylist recruiting expenses will be in addition to all other advertising requirements set forth in this Agreement.

                                    ARTICLE 7
                         QUALITY CONTROL, UNIFORMITY AND
                      STANDARDS REQUIRED OF THE FRANCHISEE

CITY LOOKS will promulgate, from time to time, uniform standards of quality and service regarding the business operations of the FRANCHISEE'S City Looks business so as to protect and maintain (for the benefit of all City Looks, The Barbers and City Looks By The Barbers Franchisees and CITY LOOKS) the distinction, valuable goodwill and uniformity represented and symbolized by the Marks and the Business System. Accordingly, to insure that all City Looks, The Barbers and City Looks By The Barbers franchisees will maintain the uniform requirements and quality standards for products and services associated with the Marks and the Business System, the FRANCHISEE agrees to comply with the provisions of this Article to assure the public that all City Looks, The Barbers and City Looks By The Barbers businesses will be uniform in nature and will sell and dispense quality products and services:

7.1 IDENTIFICATION OF BUSINESS. The FRANCHISEE will operate its business so that it is clearly identified and advertised as a City Looks Salons International business. However, the style and form of the words "City Looks Salons International(R)" in any advertising, marketing, public relations,

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telemarketing or promotional program must have the prior written approval of
CITY LOOKS and must conform to CITY LOOKS' standards and requirements for use of the Marks. Whenever practical, the FRANCHISEE will use the name "City Looks Salons International(R)" and all graphics commonly associated with the Marks which now or hereafter may form a part of CITY LOOKS' Business System on all paper supplies, furnishings, advertising materials, signs, stationery, business cards and other articles in the identical combination and manner as may be prescribed by CITY LOOKS in writing. The FRANCHISEE will, at its expense, comply with all notices of registration required by CITY LOOKS and will, at its expense, comply with any other trademark, trade name, service mark, copyright, patent or other notice marking requirements that are required by applicable law or by CITY LOOKS.

7.2 IDENTIFICATION AS FRANCHISEE. The FRANCHISEE will not use the words "City Looks By The Barbers, Hairstyling for Men & Women" or any or combination of these words in its corporate, partnership or sole proprietorship name. The FRANCHISEE will hold itself out to the public as an independent contractor operating its City Looks business pursuant to a franchise from CITY LOOKS. The FRANCHISEE will clearly indicate on its business checks, stationery, purchase orders, business cards, receipts, promotional materials and other written materials that the FRANCHISEE is a City Looks Salons International Franchisee. The FRANCHISEE will display a sign, to be provided by CITY LOOKS, at the Franchised Location which is clearly visible to the general public indicating that the business is independently owned and operated as a franchised business. The FRANCHISEE will file for a Certificate of Assumed Name in the manner required by law so as to notify the public that the FRANCHISEE is operating the franchised City Looks Salons International business as an independent business pursuant to this Agreement.

7.3 SIGNS. The FRANCHISEE will display only the approved City Looks Sign (the "Sign") and will not use or display any other signs of any kind or nature without the express prior written approval of CITY LOOKS.

7.4 ADVERTISING MATERIALS. The FRANCHISEE will use only approved advertising and promotional materials for the advertising and promotions conducted by the FRANCHISEE. The FRANCHISEE must obtain written approval from CITY LOOKS prior to using any other advertising or promotional materials.

7.5 COMPLIANCE WITH STORE LAYOUTS AND PLANS. The Franchised Location and the FRANCHISEE'S business premises must conform to CITY LOOKS' approved store layouts, floor plans, specifications, exterior and interior decorating designs and color schemes. The FRANCHISEE will not make any architectural, structural, design or decorating changes to the interior or exterior of the Franchised Location without CITY LOOKS' prior written approval. The furniture, fixtures, supplies and equipment used in the Franchised Location must conform to the quality standards and uniform requirements established by CITY LOOKS from time to time.

7.6 PERIODIC REMODELING. The FRANCHISEE will be required to periodically make reasonable the capital expenditures necessary to remodel, modernize and redecorate the Franchised Location and the FRANCHISEE'S business premises, and to replace and modernize the FRANCHISEE'S furniture, fixtures, supplies and equipment so that the Franchised Location and the FRANCHISEE'S business premises will reflect the then-common image intended to be portrayed by CITY LOOKS ("remodeling"). All remodeling of the Franchised Location and the FRANCHISEE'S business premises must be done in accordance with the standards and specifications as prescribed by CITY LOOKS from time to time and with the prior written approval of CITY LOOKS. All replacements for the furniture, fixtures, supplies and equipment must conform to CITY LOOKS' then-current quality standards and must

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be approved by CITY LOOKS in writing. The FRANCHISEE will begin remodeling the
Franchised Location within three (3) months from the date that the FRANCHISEE receives written notice from CITY LOOKS specifying the required remodeling, and will diligently complete such remodeling within a reasonable time after its commencement. Except as provided in Article 7.12 of this Agreement, the FRANCHISEE will not be required to remodel the Franchised Location or to replace and modernize its furniture, fixtures, supplies and equipment more than once every three (3) years during the term of this Agreement. The FRANCHISEE'S failure to comply with the requirements of this Article 7.6 will be a material breach of this Agreement.

7.7 USE OF MARKS AND BUSINESS SYSTEM. The FRANCHISEE will use the Marks and the Business System in strict compliance with the quality standards, moral and ethical standards, operating procedures, specifications, requirements and instructions required by CITY LOOKS, which may be amended and supplemented by CITY LOOKS from time to time.

7.8 PRODUCTS AND SERVICES. The FRANCHISEE will offer for sale all, but only those, products and services prescribed and approved by CITY LOOKS in writing. The FRANCHISEE will purchase and carry the full line of CITY LOOKS' exclusive brand shampoos, conditioners, finishing products and other hair care products at such minimum levels as may be established by CITY LOOKS. The FRANCHISEE acknowledges and agrees that it will either: (1) execute and deliver to CITY LOOKS such sales tax exemption certificates or other documents as may be reasonably required by CITY LOOKS to establish that the FRANCHISEE'S purchase of such products from CITY LOOKS is exempt from any and all sales, use or excise taxes; or (2) pay CITY LOOKS the amount of any sales, use or excise taxes applicable to the FRANCHISEE'S purchase of such products. The FRANCHISEE will conform to all customer service standards prescribed by CITY LOOKS in writing. The FRANCHISEE will have the absolute right to sell all products and services at whatever prices and on whatever terms it deems appropriate. The FRANCHISEE will only sell the approved products and services to the FRANCHISEE'S retail customers at the Franchised Location and will not sell any products or services at retail or wholesale at or from any other location.

7.9 CUSTOMER RETENTION PROGRAM. The FRANCHISEE will maintain a customer retention program in the form prescribed by CITY LOOKS. The FRANCHISEE may either purchase the system from CITY LOOKS, or maintain its own system with the prior approval of CITY LOOKS. After the FRANCHISEE commences business, the FRANCHISEE will provide CITY LOOKS with the results of its customer retention program, in the form prescribed by CITY LOOKS, every eight (8) weeks (Sunday through Saturday) during the term of this Agreement. This report will be furnished to CITY LOOKS by Friday of the week following each eight (8) week period.

7.10 OPERATIONS MANUAL. CITY LOOKS will provide the FRANCHISEE with one copy of CITY LOOKS' confidential Operations Manual (the "Manual"). The FRANCHISEE will conform to the common image and identity created by the products and services associated with City Looks Salons International businesses which are portrayed and described by the Manual, and the FRANCHISEE will conform to all changes and modifications made to the Manual by CITY LOOKS and provided to the FRANCHISEE that are deemed by CITY LOOKS necessary to: (A) improve the standards of service and products offered for sale to the public under the Business System; (B) protect the goodwill associated with the Marks; (C) improve the operation of the FRANCHISEE'S City Looks business; or (D) maintain the product and service consistency required by CITY LOOKS. CITY LOOKS reserves the right to revise the Manual at any time during the term of this Agreement. The Manual and all written supplements, changes and modifications to the Manual are confidential in all respects and are and will remain the sole and exclusive property of CITY LOOKS. The FRANCHISEE will not use the Manual or any information contained therein in connection with the operation of any other business or for any purpose other than the operation of the FRANCHISEE'S City Looks business.

7.11 APPROVED SUPPLIERS. The FRANCHISEE will purchase from suppliers approved in writing by CITY LOOKS all products, goods, merchandise, supplies, sundries, toiletries, grooming aids, furniture, fixtures, equipment and services (sometimes referred to in this Agreement as "goods and services") to be used or sold by the FRANCHISEE in conjunction with the operation of its City Looks business which CITY LOOKS determines meet the standards of quality and uniformity required to protect the valuable goodwill and uniformity symbolized by and associated with the Marks and the Business System. The FRANCHISEE will have the right and option to purchase all goods and services from other or outside suppliers provided that such goods and services conform in quality to CITY LOOKS' standards and specifications. If the FRANCHISEE desires to purchase any goods and services from other suppliers, then, if requested by CITY LOOKS, the FRANCHISEE will submit samples, specifications, and information regarding the manufacturer to CITY LOOKS for review to determine whether the goods and services comply with CITY LOOKS' standards and specifications. Any expenses incurred by CITY LOOKS in evaluating unapproved products will be paid by the FRANCHISEE. The written approval of CITY LOOKS must be obtained by the FRANCHISEE prior to the time that any previously unapproved goods and services are used or sold at the FRANCHISEE'S City Looks business. All such goods and services must be those classified as "professional" goods and services sold or provided only in professional hair salons.

7.12 REPAIR AND MAINTENANCE. The FRANCHISEE will, at its expense, repair, paint and keep in a clean and sanitary condition the interior, the exterior and, where applicable, the grounds of the Franchised Location and the FRANCHISEE'S business premises, and will replace all floor covering, wall coverings, light fixtures, curtains, blinds, shades, furniture, room furnishings, wall hangings, fixtures and other decor items as such items become worn-out, soiled or are in disrepair. All equipment will be kept in good working order by the FRANCHISEE at all times and will meet CITY LOOKS' quality standards. All replacement equipment must comply with CITY LOOKS' then-current standards and specifications.

7.13 COMPLIANCE WITH APPLICABLE LAWS. The FRANCHISEE will, at its expense, comply with all applicable federal, state, city, local and municipal laws, ordinances, rules and regulations pertaining to the operation of the FRANCHISEE'S business, including all laws relating to employees and to the regulation of barbers and cosmetologists, and all applicable federal and state environmental laws. The FRANCHISEE will, at its expense, be absolutely and exclusively responsible for determining the licenses and permits required by law for the FRANCHISEE'S business, for qualifying for and obtaining all such licenses and permits, and for maintaining all such licenses and permits in full force and effect.

7.14 PAYMENT OF OBLIGATIONS. The FRANCHISEE must timely pay all of its noncontested and liquidated obligations and liabilities due and payable to CITY LOOKS, and to suppliers, lessors and creditors of the FRANCHISEE. The FRANCHISEE'S failure to timely pay all such obligations will be a material breach of this Agreement.

7.15 PAYMENT OF TAXES. The FRANCHISEE will be absolutely and exclusively responsible and liable for filing all required tax returns and for the prompt payment of all federal, state, city and local taxes including, but not limited to, individual and corporate income taxes, sales and use taxes, franchise taxes, gross receipts taxes, employee withholding taxes, F.I.C.A. taxes and personal property and real estate taxes payable in connection with the FRANCHISEE'S business. CITY LOOKS will have no liability for these or any other taxes and the FRANCHISEE will indemnify CITY LOOKS for any such taxes that may be assessed or levied against CITY LOOKS which arise or result from the FRANCHISEE'S City Looks business. It is expressly understood and agreed by the Personal Guarantors to this Agreement that their personal guaranty applies to the prompt filing of all returns and the prompt payment of all taxes which arise or result from the FRANCHISEE'S City Looks business.

7.16 REIMBURSEMENT OF CITY LOOKS FOR TAXES. In the event any "franchise" or other tax (other than income taxes) which is based upon the Gross Revenues, receipts, sales, business activities or operation of the FRANCHISEE'S business is imposed upon CITY LOOKS by any taxing authority, then the FRANCHISEE will reimburse CITY LOOKS in an amount equal to the amount of such taxes and related costs imposed upon and paid by CITY LOOKS. The FRANCHISEE will be notified in writing when CITY LOOKS is entitled to reimbursement for the payment of such taxes and, in that event, the FRANCHISEE will pay CITY LOOKS the amount specified in the written notice within ten (10) days of receipt of the written notice.

7.17 BUSINESS HOURS; PERSONNEL. The FRANCHISEE'S City Looks business will be open for business on such days and for such hours as CITY LOOKS may designate. The FRANCHISEE will, during business hours, have a salon manager on duty who is responsible for supervising the employees and the business operations of the FRANCHISEE'S business. The FRANCHISEE will have a sufficient number of adequately trained and competent personnel on duty at all times to guarantee efficient service to the FRANCHISEE'S customers. The FRANCHISEE will require its employees to wear the standard attire or uniforms approved by CITY LOOKS. All persons employed by the FRANCHISEE must practice good personal hygiene and must wear clean and neat attire or uniforms. The FRANCHISEE must employ at least one
(1) full-time person (a "District Manager") for each six (6) City Looks Businesses owned and operated by the FRANCHISEE. Each District Manager will be responsible for the operation and administration of up to six (6) City Looks Businesses under his or her supervision and control, including supervision of the salon managers and assistant managers. The District Managers must devote their full time and attention to administering and overseeing the operations of the FRANCHISEE'S City Looks Businesses. All District Managers must attend and successfully complete the training program required by CITY LOOKS, and be certified and approved by CITY LOOKS in writing.

7.18 CITY LOOKS' INSPECTION RIGHTS. CITY LOOKS will have the absolute right to inspect and take photographs and videotapes of the interior and exterior of the Franchised Location at all reasonable times during business hours, to interview the FRANCHISEE'S employees, to examine representative samples of all goods and equipment sold or used at the FRANCHISEE'S City Looks business, and to evaluate the services provided by the FRANCHISEE to its customers. CITY LOOKS will have the right to use all photographs and videotapes of the FRANCHISEE'S City Looks business for such purposes as CITY LOOKS deems appropriate including, but not limited to, use in advertising, marketing and promotional materials, and as evidence in any court or arbitration proceeding. The FRANCHISEE will not be entitled to, and hereby expressly waives, any right that it may have to be compensated by CITY LOOKS, its advertising agencies or any other City Looks Salons International franchisees for the use of such photographs or videotapes for advertising, marketing, promotional, or litigation purposes.

7.19 SECURITY INTEREST. This Agreement and the franchised business granted to the FRANCHISEE hereunder may not be the subject of a security interest, lien, levy, attachment or execution by the FRANCHISEE'S creditors or any financial institution, except with the prior written approval of CITY LOOKS.

7.20 CREDIT CARDS. The FRANCHISEE will honor all credit cards approved by CITY LOOKS. The FRANCHISEE must obtain the written approval of CITY LOOKS prior to honoring any previously unapproved credit cards or other credit devices.

7.21 DEFAULT NOTICES. The FRANCHISEE will immediately deliver to CITY LOOKS a copy of any notice of default received from any landlord for the Franchised Location or from any mortgagee, trustee under any deed of trust or lessor with respect to the FRANCHISEE'S City Looks business, and copies of all notifications of any lawsuits, contract breaches, consumer claims, federal or state administrative or agency proceedings or investigations, or other civil or governmental claims, actions or proceedings relating to the FRANCHISEE'S City Looks business. Upon request from CITY LOOKS, the FRANCHISEE will provide additional information as may be required by CITY LOOKS regarding the alleged default, lawsuit, claim or proceeding or any subsequent action or proceeding in connection with the alleged default, lawsuit, claim or proceeding.

7.22 SALE OF CAPITAL STOCK TO PUBLIC. If the FRANCHISEE is a corporation and desires to sell any part of its authorized capital stock to the public, then the FRANCHISEE will provide CITY LOOKS with a copy of the proposed offering circular or prospectus for its review prior to the time that the offering circular or prospectus is filed with any state securities commission or the Securities and Exchange Commission. The Shareholders of the FRANCHISEE who owned the capital stock of the FRANCHISEE prior to the public offering will, at all times, retain at least a 51% ownership of the issued and outstanding shares of stock of the FRANCHISEE. CITY LOOKS will have the right to attend all "due diligence" meetings held in preparation for the offer to sell the FRANCHISEE'S capital stock to the public, and the FRANCHISEE will give CITY LOOKS at least five (5) business days prior written notice of such meetings. The FRANCHISEE will not offer its capital stock by use of the names "City Looks(R)", "City Looks Salons International(R)," "The Barbers(R)", "The Barbers, Hairstyling for Men & Women", "City Looks By The Barbers Hairstyling for Men & Women" or any names deceptively similar thereto. The FRANCHISEE will not have the right to sell any of its capital stock to the public or to any other person or entity until the FRANCHISEE has complied in all respects with all applicable provisions of this Agreement, including the applicable provisions of Articles 13 and 20.

7.23 OPERATION OF CITY LOOKS BUSINESS. The FRANCHISEE will be totally and solely responsible for the operation of its City Looks business, and will control, supervise and manage all the employees, agents and independent contractors who work for or with the FRANCHISEE. The FRANCHISEE will be responsible for the acts of its employees, agents and independent contractors, and will take all reasonable business actions necessary to ensure that its employees, agents and independent contractors comply with all federal, state and local laws, rules and regulations including, but not limited to, all employment laws, discrimination laws, sexual harassment laws and laws relating to the disabled. CITY LOOKS will not have any right, obligation or responsibility to control, supervise or manage the FRANCHISEE'S employees, agents or independent contractors.

                                    ARTICLE 8
              CONFIDENTIAL OPERATIONS MANUAL AND OTHER INFORMATION

8.1 COMPLIANCE WITH MANUAL. In order to protect the reputation and goodwill of CITY LOOKS and to maintain uniform operating standards under the Marks and the Business System, the FRANCHISEE will at all times during the term of this Agreement conduct its business in accordance with CITY LOOKS' confidential Operations Manual (the "Manual"). The FRANCHISEE acknowledges having received as a loan one copy of the Manual from CITY LOOKS.

8.2 CONFIDENTIALITY OF MANUAL. The FRANCHISEE must, at all times during the term of this Agreement and thereafter, treat the Manual, any other manuals created for or approved for use in the operation of the FRANCHISEE'S City Looks business, and the information contained therein as secret and confidential, and the FRANCHISEE will use all reasonable means to keep such information secret and confidential. Neither the FRANCHISEE nor its employees will make any copy, duplication, record or reproduction of the Manual, or any portion thereof, available to any unauthorized person.

8.3 REVISIONS TO MANUAL. The Manual will, at all times during the term of this Agreement and thereafter, remain the sole and absolute property of CITY LOOKS. CITY LOOKS may from time to time revise the Manual and the FRANCHISEE expressly agrees to operate its City Looks business in accordance with all such revisions. The FRANCHISEE will at all times keep the Manual current and up-to-date, and in the event of any dispute, the terms of the master copy of the Manual maintained by CITY LOOKS will be controlling in all respects.

8.4 OTHER CONFIDENTIAL INFORMATION. The FRANCHISEE expressly acknowledges and agrees that CITY LOOKS will be disclosing and providing to the FRANCHISEE certain confidential and proprietary information concerning the Business System and the procedures, technology, operations and data used in connection with the Business System. Accordingly, the FRANCHISEE will not, during the term of this Agreement or thereafter, communicate, divulge or use for the benefit of any other person or entity any confidential information, knowledge or know-how concerning the methods of operation of a City Looks business which may be communicated to the FRANCHISEE, or of which the FRANCHISEE may be apprised by virtue of this Agreement. The FRANCHISEE will divulge such confidential information only to its employees who must have access to it in order to operate the FRANCHISEE'S City Looks business. Any and all information, knowledge and know-how including, without limitation, drawings, materials, equipment, technology, methods, procedures, specifications, techniques, computer programs, systems and other data which CITY LOOKS designates as confidential or proprietary will be deemed confidential and proprietary for the purposes of this Agreement.

8.5 CONFIDENTIALITY AGREEMENTS WITH EMPLOYEES. The FRANCHISEE will require all of the FRANCHISEE'S employees who have access to the Manual or other confidential information to execute an agreement, in the form of Exhibit A attached hereto or other form satisfactory to CITY LOOKS, where the employees agree to maintain the confidentiality during the course of their employment and thereafter, of all information designated by CITY LOOKS as confidential. Copies of all executed agreements will be submitted to CITY LOOKS upon request.

8.6 REMEDIES. The FRANCHISEE recognizes that the provisions contained in this Article are necessary for the protection of CITY LOOKS and all of the Franchisees who own City Looks businesses. If the FRANCHISEE violates any provisions of this Article, or if any employee of the FRANCHISEE violates his or her confidentiality agreement executed pursuant to Article 8.5, then CITY LOOKS will have the right to: (A) terminate this AGREEMENT (as provided for herein);
(B) seek injunctive relief from a Court of competent jurisdiction; (C) commence an action or lawsuit against the FRANCHISEE for damages; and (D) enforce all other remedies against the FRANCHISEE that are available to CITY LOOKS under common law, in equity, and pursuant to any federal and state statutes in an action or lawsuit against the FRANCHISEE.

                                    ARTICLE 9
                         CITY LOOKS' TERMINATION RIGHTS

9.1 GROUNDS FOR TERMINATION. In addition to the other rights of termination contained in this Agreement, CITY LOOKS will have the right and privilege to terminate this Agreement if: (A) the FRANCHISEE fails to open and commence operations of its City Looks business within one hundred twenty (120) days of the date of this Agreement; (B) the FRANCHISEE violates any material provision, term or condition of this Agreement including, but not limited to, failure to timely pay any Continuing Fees, National Advertising Production Fees, Advertising Fees, monetary obligations or other fees to CITY LOOKS; (C) the FRANCHISEE fails to conform to the Business System, or is involved in any act or conduct which materially impairs the goodwill associated with the Marks or the Business System, the standards of uniformity and quality for the goods and services or the policies and procedures promulgated by CITY LOOKS in connection with the Business System; (D) the FRANCHISEE fails to timely pay any of its uncontested obligations or liabilities due and owing to CITY LOOKS, suppliers, banks, purveyors, other creditors or any federal, state or municipal government (including, if applicable, federal and state taxes); (E) the FRANCHISEE is determined to be insolvent within the meaning of any state or federal law, files for bankruptcy or is adjudicated a bankrupt under any state or federal law; (F) the FRANCHISEE makes an assignment for the benefit of creditors or enters into any similar arrangement for the disposition of its assets for the benefit of creditors; (G) any check issued by the FRANCHISEE is dishonored because of insufficient funds (except where the check is dishonored because of a bookkeeping or accounting error) or closed accounts; (H) the FRANCHISEE fails to finance or purchase and pay for the leasehold improvements, furniture, fixtures, supplies and equipment required for its City Looks business prior to the opening of the FRANCHISEE'S business; (I) the FRANCHISEE'S lease for the Franchised Location is terminated or canceled for nonpayment of rent or other legal reasons; (J) the FRANCHISEE or any of its partners, directors, officers or majority stockholders is convicted of, or pleads guilty or no contest to, a charge of violating any law relating to the FRANCHISEE'S business or any felony; or (K) the FRANCHISEE voluntarily or otherwise abandons, as defined herein, the franchised business.

9.2 NOTICE OF BREACH. Except as provided in Article 9.5 and Article 9.6 of this Agreement, CITY LOOKS will not have the right to terminate this Agreement unless and until written notice setting forth the alleged breach in detail has been given to the FRANCHISEE by CITY LOOKS and, after having been given such written notice of breach, the FRANCHISEE fails to correct the alleged breach within the period of time specified by applicable law. If applicable law does not specify a time period to correct an alleged breach, then the FRANCHISEE will have thirty
(30) days after having been given such written notice to correct the alleged breach. If the FRANCHISEE fails to correct the alleged breach set forth in the written notice within the applicable period of time, then this Agreement may be terminated by CITY LOOKS as provided for in this Agreement. For the purposes of this Agreement, an alleged breach of this Agreement by the FRANCHISEE will be deemed to be "corrected" if both CITY LOOKS and the FRANCHISEE agree in writing that the alleged breach has been corrected.

9.3 ARBITRATION. If the FRANCHISEE gives notice of Arbitration, as provided for in this Agreement, within the time period established in Article 9.2 for correcting the alleged breach, then CITY LOOKS will not have the right to terminate this Agreement until the facts of the alleged breach have been submitted to Arbitration as provided for herein, the Arbitrator determines that the FRANCHISEE has breached this Agreement and the FRANCHISEE fails to correct the breach within the applicable time period. If the Arbitrator determines that the FRANCHISEE has breached this Agreement as alleged by CITY LOOKS in the written notice given to the FRANCHISEE, then the FRANCHISEE will have thirty
(30) days from the date the Arbitrator issues a written determination on the matter to correct the specified breach of this Agreement, except where applicable law requires a longer cure period in which event the cure period specified by applicable law will apply. If the FRANCHISEE timely corrects the specified breach of this Agreement, then this Agreement will remain in full force and effect. For the purposes of this Agreement, any controversy or dispute on the issue of whether the FRANCHISEE has timely corrected the specified breach of this Agreement will also be subject to Arbitration as provided for herein. The time limitations set forth in this Article within which the FRANCHISEE may demand Arbitration of a dispute or controversy relating to the right of CITY LOOKS to terminate this Agreement for an alleged breach will be mandatory. If the FRANCHISEE fails to comply with the time limitations set forth in this Article, CITY LOOKS may terminate this Agreement as provided for herein.

9.4 NOTICE OF TERMINATION. If CITY LOOKS has complied with the notice provisions of this Article and the FRANCHISEE has not corrected the alleged breach set forth in the written notice within the time period specified in this Article, then CITY LOOKS will have the absolute right to terminate this Agreement by giving the FRANCHISEE written notice stating to the FRANCHISEE that this Agreement is terminated, and in that event, unless applicable law provides to the contrary, the effective date of termination of this Agreement will be the day such written notice is given.

9.5 GROUNDS FOR IMMEDIATE TERMINATION. CITY LOOKS will have the absolute right and privilege, unless prohibited by applicable law, to immediately terminate this Agreement if: (A) the FRANCHISEE or any of its partners, Directors, officers or majority stockholders are convicted of, or pleads guilty or no contest to a charge of violating any law relating to the franchised business, or any felony; (B) the FRANCHISEE voluntarily or otherwise abandons, as defined herein, the FRANCHISEE'S City Looks business; (C) the FRANCHISEE is involved in any act or conduct which materially impairs the goodwill associated with CITY LOOKS' Marks or Business System, and the FRANCHISEE fails to correct such act or conduct within twenty-four (24) hours of receipt of written notice from CITY LOOKS; or (D) the FRANCHISEE fails or refuses to produce its books and financial records for audit by CITY LOOKS in accordance with Article 19.4.

9.6 NOTICE OF IMMEDIATE TERMINATION. If this Agreement is terminated by CITY LOOKS pursuant to Article 9.5 above, CITY LOOKS will give the FRANCHISEE written notice that this Agreement is terminated, and in that event, unless applicable law provides to the contrary, the effective date of termination of this Agreement will be the day such written notice is given.

9.7 DAMAGES. In the event this Agreement is terminated by CITY LOOKS pursuant to
Article 9, or if the FRANCHISEE breaches this Agreement by a wrongful termination or a termination that is not in accordance with the terms and conditions of Article 10 of this Agreement, then CITY LOOKS will be entitled to seek recovery from the FRANCHISEE for all of the damages that CITY LOOKS has sustained and will sustain in the future as a result of the FRANCHISEE'S breach of this Agreement, which will include damages based upon the Continuing Fees, National Advertising Production Fees, Advertising Fees and other fees that would have been payable by the FRANCHISEE for the remaining term of this Agreement.

9.8 OTHER REMEDIES. Nothing in this Article or this Agreement will preclude CITY LOOKS from seeking other damages or remedies under common law, state or federal laws or this Agreement against the FRANCHISEE including, but not limited to, attorneys' fees, punitive damages and injunctive relief.

                                   ARTICLE 10
                         FRANCHISEE'S TERMINATION RIGHTS

10.1 GROUNDS FOR TERMINATION. The FRANCHISEE will have the right and privilege to terminate this Agreement, as provided herein, if: (A) CITY LOOKS violates any material provision, term or condition of this Agreement; (B) CITY LOOKS fails to timely pay any material obligations due and owing to the FRANCHISEE; or (C) CITY LOOKS makes an assignment of its assets for the benefit of creditors.

10.2 NOTICE OF BREACH. The FRANCHISEE will not have the right to terminate this Agreement or to commence any Arbitration proceeding, action or lawsuit against CITY LOOKS for breach of this Agreement, injunctive relief, violation of any federal, state or local law, violation of common law (including allegations of fraud and misrepresentation), rescission, general or punitive damages, or termination, unless and until written notice setting forth the alleged breach or violation in detail has been given to CITY LOOKS by the FRANCHISEE and CITY LOOKS fails to commence the actions necessary to correct the alleged breach or violation within thirty (30) days after having been given such written notice, or to correct the alleged breach within one hundred twenty (120) days after having been given such written notice. If CITY LOOKS fails to commence the actions necessary to correct the alleged breach or violation as provided herein within thirty (30) days after having been given such written notice, or to correct the alleged breach within one hundred twenty (120) days after having been given such written notice, then this Agreement may be terminated by the FRANCHISEE as provided for in this Agreement. For the purposes of this Agreement, an alleged breach of this Agreement by CITY LOOKS will be deemed to be "corrected" if both CITY LOOKS and the FRANCHISEE agree in writing that the alleged breach or violation has been corrected.

10.3 ARBITRATION. If CITY LOOKS gives notice of Arbitration, as provided for in this Agreement, within thirty (30) days from the date CITY LOOKS was given written notice of the alleged breach from the FRANCHISEE, then the FRANCHISEE will not have the right to terminate this Agreement until the facts of the alleged breach have been submitted to Arbitration, the Arbitrator determines that CITY LOOKS has breached this Agreement and CITY LOOKS fails to correct the breach within the time limitation set forth herein. If the Arbitrator determines that CITY LOOKS breached this Agreement as alleged by the FRANCHISEE in the written notice given to CITY LOOKS, then CITY LOOKS will have thirty (30) days from the date the Arbitrator issues a written determination on the matter to correct the specified breach of this Agreement. If CITY LOOKS timely corrects the specified breach of this Agreement, then this Agreement will remain in full force and effect. If CITY LOOKS does not correct the specified breach of this Agreement, then the FRANCHISEE will have the right to terminate this Agreement by giving CITY LOOKS written notice that this Agreement is terminated and, in that event, the effective date of termination of this Agreement will be the day the written notice of termination is given to CITY LOOKS. For the purposes of this Agreement, any controversy or dispute on the issue of whether CITY LOOKS has timely corrected the specified breach of this Agreement will also be subject to Arbitration as provided herein. The time limitation set forth in this Article within which CITY LOOKS may demand Arbitration of a dispute or controversy relating to the right of the FRANCHISEE to terminate this Agreement for an alleged breach will be mandatory. If CITY LOOKS fails to comply with the time limitation set forth in this Article, then the FRANCHISEE may terminate this Agreement as provided for herein.

10.4 WAIVER. The FRANCHISEE must give CITY LOOKS immediate written notice of an alleged breach or violation of this Agreement after the FRANCHISEE has knowledge of, determines or is of the opinion that there has been an alleged breach or violation of this Agreement by CITY LOOKS. If the FRANCHISEE fails to give written notice to CITY LOOKS, as provided for herein, of an alleged breach or violation of this Agreement within one (1) year from the date that the FRANCHISEE has knowledge of, determines, is of the opinion that, or become aware of facts and circumstances reasonably indicating that the FRANCHISEE may have a claim under any state law, federal law or common law because there has been an alleged breach by CITY LOOKS, then the alleged breach or violation will be deemed to be condoned, approved and waived by the FRANCHISEE, and the alleged breach or violation will not be deemed to be a breach or violation of this Agreement by CITY LOOKS, and the FRANCHISEE will be barred from commencing any legal or other action against CITY LOOKS for that alleged breach or violation.

10.5 INJUNCTIVE RELIEF AVAILABLE TO CITY LOOKS. Notwithstanding any of the foregoing provisions, if the FRANCHISEE gives CITY LOOKS written notice of an alleged breach or violation of this Agreement, or of any laws, that gives rise to a claim to terminate this Agreement by the FRANCHISEE, then CITY LOOKS will have the absolute right to immediately commence legal action against the FRANCHISEE to enjoin and prevent the termination of this Agreement without giving the FRANCHISEE any notice and without regard to any waiting period that may be contained in this Agreement. If CITY LOOKS commences such legal action against the FRANCHISEE, then the FRANCHISEE will not have the right to terminate this Agreement as provided for herein unless and until it has been determined that CITY LOOKS has breached this Agreement in the manner alleged by the FRANCHISEE, and then only if CITY LOOKS fails to commence the actions necessary to correct the breach or violation within thirty (30) days after a final decision has been entered against CITY LOOKS and all time for appeals by CITY LOOKS has expired. If CITY LOOKS commences any legal action against the FRANCHISEE as contemplated by this provision, which will include actions for injunctive relief against the FRANCHISEE to enjoin termination of this Agreement, then unless applicable law provides to the contrary, CITY LOOKS will not be required to post any bonds or security whatever in such legal action.

                                   ARTICLE 11
             FRANCHISEE'S OBLIGATIONS UPON TERMINATION OR EXPIRATION

11.1 OBLIGATIONS UPON TERMINATION. In the event this Agreement expires or is terminated for any reason, then the FRANCHISEE will: (A) within five days after termination, pay all Continuing Fees, National Advertising Production Fees, Advertising Fees, and other amounts due and owing to CITY LOOKS under this Agreement or any other contract or obligation; (B) return to CITY LOOKS by first class prepaid United States mail all Manuals, advertising materials and all other printed materials pertaining to the FRANCHISEE'S City Looks business; and
(C) comply with all other applicable provisions of this Agreement.

11.2 TERMINATION OF RIGHT TO USE MARKS. Upon expiration or termination of this Agreement for any reason, the FRANCHISEE'S right to use the names "City Looks(R)", "City Looks Salons International(R)", "The Barbers, Hairstyling for Men & Women", "City Looks By The Barbers, Hairstyling for Men & Women" the other Marks and the Business System will terminate immediately.

11.3 ALTERATION OF FRANCHISED LOCATION. If this Agreement expires or is terminated for any reason or if the Franchised Location ever ceases to be used as a City Looks Salons International business, then the FRANCHISEE will, at its expense, alter, modify and change both the exterior and interior appearance of the Franchised Location so that it will be easily distinguished from the standard appearance of a City Looks Salons International business. At a minimum, such changes and modifications to the Franchised Location will include: (A) re-painting and, where applicable, recovering both the exterior and interior of the Franchised Location with totally different colors, including removing any distinctive colors and designs from the walls; (B) removing all fixtures and other decor items and replacing them with other decor items not of the general type and appearance customarily used only in City Looks Salons International businesses; (C) removing all exterior and interior City Looks Salons International signs; (D) immediately discontinuing use of the approved wall decor items and window decals; and (E) refraining from using any names, slogans, designs, decor items, colors or other items which may be confusingly similar to those customarily used only in City Looks Salons International businesses.

11.4 TRANSFER OF TELEPHONE DIRECTORY LISTINGS. Upon termination or expiration of this Agreement, CITY LOOKS will have the absolute right to notify the telephone company and all listing agencies of the termination or expiration of the FRANCHISEE'S right to use all telephone numbers and all classified and other directory listings for the FRANCHISEE'S City Looks business or otherwise placed under the names "City Looks(R)", "City Looks Salons International(R)" or "City Looks By The Barbers, Hairstyling for Men & Women" and to authorize the telephone company and all listing agencies to transfer to CITY LOOKS or its assignee all telephone numbers and directory listings for the FRANCHISEE'S City Looks business. The FRANCHISEE acknowledges that CITY LOOKS has the absolute right and interest in and to all telephone numbers and directory listings associated with the Marks and the FRANCHISEE hereby authorizes CITY LOOKS to direct the telephone company and all listing agencies to transfer all of the FRANCHISEE'S telephone numbers and directory listings to CITY LOOKS or its assignee if this Agreement expires or is terminated for any reason whatever. The telephone company and all listing agencies will accept this Agreement as evidence of the exclusive rights of CITY LOOKS to such telephone numbers and directory listings. This Agreement will constitute the FRANCHISEE'S authorization for the telephone company and listing agencies to transfer the telephone numbers and directory listings for the FRANCHISEE'S City Looks business to CITY LOOKS and will constitute a release of the telephone company and listing agencies by the FRANCHISEE from any and all claims, actions and damages that the FRANCHISEE may at any time have the right to allege against them in connection with this Article 11.

                                   ARTICLE 12
                      FRANCHISEE'S COVENANTS NOT TO COMPETE

12.1 CONSIDERATION. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors acknowledge that the FRANCHISEE, its partners or officers, and its employees will receive specialized training, current and future marketing and advertising plans, business plans and strategies, business information and procedures, research and development information, operations information, and trade and business secrets from CITY LOOKS pertaining to the Business System of a City Looks Salons International business. In consideration for the use and license of such valuable and confidential information, the FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will comply in all respect with the provisions of this Article. CITY LOOKS has advised the FRANCHISEE that this provision is a material provision of this Agreement, and that CITY LOOKS will not sell a City Looks Salons International franchise to any person or entity that owns or intends to own, operate, or be involved in any business that competes directly or indirectly with a City Looks Salons International business.

12.2 IN-TERM COVENANT NOT TO COMPETE. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will not, during the term of this Agreement, on their own account or as an employee, agent, consultant, partner, officer, director or shareholder of any other person, firm, entity, partnership or corporation: (A) seek to employ any person who is at that time employed by CITY LOOKS or by any other City Looks, Cost Cutters or We Care Hair(R) franchisee, or induce any such employee to terminate his or her employment; or
(B) own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in or assist any person or entity engaged in any hairstyling, barber or other business that is in any way competitive with or similar to the City Looks, City Looks Salons International, The Barbers or City Looks By The Barbers businesses operated by CITY LOOKS or CITY LOOKS' franchisees, except with the prior written consent of CITY LOOKS.

12.3 POST-TERM COVENANT NOT TO COMPETE. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will not, for a period of one (1) year after the termination or expiration of this Agreement, on their own account or as an employee, agent, consultant, partner, officer, director or shareholder of any other person, firm, entity, partnership or corporation: (A) seek to employ any person who is at that time employed by CITY LOOKS or by any other City Looks, Cost Cutters or We Care Hair(R) franchise, or induce any such employee to terminate his or her employment; or (B) own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in or assist any person or entity engaged in any hairstyling, barber or other business that is in any way competitive with or similar to the City Looks, City Looks Salons International, The Barbers or City Looks By The Barbers businesses conducted by CITY LOOKS or CITY LOOKS' franchisees, which is located within six (6) miles of either the Franchised Location or any other City Looks, City Looks Salons International, The Barbers or City Looks By The Barbers businesses operated by CITY LOOKS or any of CITY LOOKS' franchisees, or which is located within any exclusive area granted by CITY LOOKS or any affiliate or area developer of CITY LOOKS pursuant to any franchise, development, license or other territorial agreement. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors expressly agree that the one (1) year period and the six (6) mile limit are the reasonable and necessary time and distances required to protect CITY LOOKS and CITY LOOKS' franchisees if this Agreement expires or is terminated for any reason, and that this covenant not to compete is necessary to permit CITY LOOKS the opportunity to resell and/or develop a new City Looks business at or in the area near the Franchised Location.

12.4 INJUNCTIVE RELIEF. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors agree that the provisions of this Article are necessary to protect the legitimate business interests of CITY LOOKS and CITY LOOKS' franchisees, including, without limitation, preventing damage to and/or loss of goodwill associated with the Marks, preventing the unauthorized dissemination of marketing, promotional and other confidential information to competitors of CITY LOOKS and CITY LOOKS' franchisees, protection of CITY LOOKS' trade secrets and the integrity of CITY LOOKS' Business System and preventing duplication of the Business System. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors acknowledge that damages alone cannot adequately compensate CITY LOOKS if there is a violation of this Article by the FRANCHISEE and that injunctive relief against the FRANCHISEE is essential for the protection of CITY LOOKS and CITY LOOKS' franchisees. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors agree therefore, that if CITY LOOKS alleges that the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors have breached or violated this Article, then CITY LOOKS will have the right to petition for injunctive relief against the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors, in addition to all other remedies that may be available to CITY LOOKS at law or in equity. Unless applicable law provides to the contrary, CITY LOOKS will not be required to post a bond or other security prior to obtaining injunctive relief pursuant to this Agreement in any action where CITY LOOKS is seeking to enjoin the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors from violating the provisions of this Article. In cases where CITY LOOKS is granted ex parte injunctive relief against the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors, then the FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will have the right to petition the court for a hearing on the merits at the earliest time convenient to the court.

12.5 SEVERABILITY. It is the desire and intent of the parties to this Agreement, including the FRANCHISEE'S shareholders and the Personal Guarantors, that the provisions of this Article be enforced to the fullest extent permissible under the laws and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any part of this Article is adjudicated to be invalid or unenforceable, then this Article will be deemed to modify or delete that portion thus adjudicated to be invalid or unenforceable, such modification or deletion to apply only with respect to the operation of this Article and the particular jurisdiction in which the adjudication is made. Further, to the extent any provision of this Article is deemed unenforceable by virtue of its scope or limitation, the parties to this Agreement, including the FRANCHISEE'S shareholders and the Personal Guarantors, agree that the scope and limitation provisions will, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction where enforcement is sought.

                                   ARTICLE 13
                 CITY LOOKS' RIGHT OF FIRST REFUSAL TO PURCHASE

13.1 NOTICE OF PROPOSED SALE. The FRANCHISEE will not sell, pledge, assign, trade, transfer, lease, sublease, or otherwise dispose of any interest in or any part of (A) the FRANCHISEE'S City Looks business, (B) the Franchised Location,
(C) the building or premises lease for the Franchised Location, (D) the furniture, fixtures, equipment, inventory, customer list or other assets used in the FRANCHISEE'S City Looks business (except for the sale of any of such items in the normal course of business), (E) this Agreement, (F) any capital stock in the FRANCHISEE, or (G) the land and building (if any) for the FRANCHISEE'S City Looks business, to any party without first offering the same to CITY LOOKS by written notice that contains all material terms and conditions of the proposed sale or transfer, including price and payment terms. Within ten (10) business days after receipt by CITY LOOKS of the FRANCHISEE'S written offer specifying the proposed price and terms of the proposed sale, CITY LOOKS will give the FRANCHISEE written notice which will either waive its right of first refusal to purchase, or will state an interest in negotiating to purchase according to the proposed terms. If CITY LOOKS commences negotiations to purchase the FRANCHISEE'S business as set forth herein, then the FRANCHISEE may not sell the business or assets to a third party for at least sixty (60) days or until CITY LOOKS and the FRANCHISEE agree in writing that the negotiations have terminated, whichever comes earlier. If CITY LOOKS waives its right to purchase, then the FRANCHISEE will have the right to complete the sale or transfer of the business according to the terms set forth in the written notice to CITY LOOKS; however, any such sale, transfer or assignment to a third party is expressly subject to the terms and conditions set forth in Article 20 of this Agreement. If the FRANCHISEE does not consummate the sale to a third party upon the terms and conditions previously presented to CITY LOOKS in writing, but negotiates a sale price with a third party that is lower or on different terms than the stated price or terms presented to CITY LOOKS, then the modified offer must be recommunicated or made to CITY LOOKS by the FRANCHISEE. CITY LOOKS will give the FRANCHISEE written notice within fifteen (15) business days thereafter which will state whether or not it is interested in purchasing the business according to the proposed new terms. This provision will not apply to the assignment or pledge of any of the assets described above (with the exception of this Agreement) by the FRANCHISEE to a bank, financial institution or other lender in connection with providing financing for the leasehold improvements, furniture, fixtures, supplies, inventory and equipment used in, or operating funds for, the FRANCHISEE'S City Looks business.

13.2 COMPLIANCE WITH AGREEMENT. The FRANCHISEE'S obligations under this Agreement including, but not limited to, its obligations to pay the Continuing Fees, the National Advertising Production Fees, the Advertising Fees and to operate the business as a City Looks Salons International business, will in no way be affected or changed because of CITY LOOKS' nonacceptance of the FRANCHISEE'S written offer to purchase the FRANCHISEE'S business or assets, and as a consequence, the terms and conditions of this Agreement will remain in full force and effect. CITY LOOKS' decision not to exercise the rights granted to it pursuant to this Article will not, in any way, be deemed to grant the FRANCHISEE the right to terminate this Agreement and will not affect the term of this Agreement. Moreover, if CITY LOOKS does not exercise the rights granted to it pursuant to this Article and if the FRANCHISEE complies with Article 20 and sells or otherwise disposes of its business or assets to a third party, then both the FRANCHISEE and the third party purchaser will be required to comply in all respects with the terms and conditions of this Agreement, and the sale of the business or assets will not relieve the FRANCHISEE of its obligations under this Agreement. Any sale, transfer or assignment of the business or assets of the FRANCHISEE'S City Looks business that does not include assignment of this Agreement to the transferee will constitute a wrongful termination of this Agreement.

13.3 TRANSFER OF AGREEMENT TO CORPORATION. If the FRANCHISEE is not a corporation, then the FRANCHISEE will have the right to assign and transfer this Agreement to a corporation in which the FRANCHISEE owns and controls at least fifty-one percent (51%) of the issued and outstanding capital stock of the corporation pursuant to Article 20.2 of this AGREEMENT. If the FRANCHISEE transfers this AGREEMENT to a corporation owned or controlled by the FRANCHISEE pursuant to Article 20.2 (which will not excuse or release the FRANCHISEE from any obligations under this AGREEMENT), then the shares of capital stock of the FRANCHISEE'S corporation (the "capital stock") may not be sold, pledged, assigned, traded, transferred or otherwise disposed of by the FRANCHISEE until the capital stock has been first offered to CITY LOOKS in writing under the same terms and conditions offered to any third party as provided for in Article 13.1.

13.4 TRANSFER OF CAPITAL STOCK. If the FRANCHISEE is a corporation, then the shares of capital stock of the FRANCHISEE owned by the FRANCHISEE'S shareholders ("capital stock") may not be sold, pledged, assigned, traded, transferred or otherwise disposed of by the FRANCHISEE'S shareholders until the capital stock has been first offered to CITY LOOKS in writing under the same terms and conditions offered to any third party. In the event the FRANCHISEE'S shareholders desire to sell, assign, trade, transfer or dispose of their shares of capital stock, the FRANCHISEE'S shareholders will first offer them to CITY LOOKS in writing under the same terms and conditions as being offered to any third party. CITY LOOKS will have fifteen (15) business days within which to accept any shareholder's offer to sell, assign, trade, transfer or dispose of the capital stock. Notwithstanding the terms of this Article, the FRANCHISEE'S shareholders may bequeath, sell, assign, trade or transfer their capital stock to the other shareholders of the FRANCHISEE without first offering it to CITY LOOKS, provided that each proposed transferee shareholder who will be involved in the operations or management of the City Looks business has successfully completed CITY LOOKS' training program and has been certified by CITY LOOKS and is, in CITY LOOKS' reasonable judgment, qualified from a managerial and financial standpoint to operate the City Looks business in an economic and businesslike manner. The FRANCHISEE and the FRANCHISEE'S shareholders must provide CITY LOOKS with written notice of all such transactions, and the proposed transferee shareholders must agree to be personally liable under this Agreement and enter into a written agreement where they agree to perform all the terms and conditions contained in this Agreement. All shares of capital stock issued by the FRANCHISEE to its shareholders must bear the following legend:

         The shares of capital stock represented by this stock certificate are subject to a written Franchise Agreement which grants The Barbers, Hairstyling for Men & Women, Inc., the right of first refusal to purchase these shares of capital stock from the shareholder. Any person acquiring the shares of capital stock represented by this stock certificate will be subject to the terms and conditions of the Franchise Agreement between the company specified on the face of this stock certificate and The Barbers, Hairstyling for Men & Women, Inc., which includes provisions containing covenants not to compete that apply to all shareholders.

13.5 ACKNOWLEDGMENT OF RESTRICTIONS. The FRANCHISEE acknowledges and agrees that the restrictions on transfer imposed herein are reasonable and are necessary to protect the City Looks Business System and the Marks, as well as CITY LOOKS' reputation and image, and are for the protection of CITY LOOKS, the FRANCHISEE and all other Franchisees who own and operate City Looks businesses. Any assignment or transfer permitted by Article 13 will not be effective until CITY LOOKS receives a completely executed copy of all transfer documents and CITY LOOKS consents to the transfer in writing.

13.6 SELLING SHAREHOLDERS SUBJECT TO COVENANT NOT TO COMPETE. Any shareholder of the FRANCHISEE that sells or assigns his or her capital stock in the FRANCHISEE will continue to be subject to provisions of Article 12 of this Agreement after the sale or assignment.

13.7 RIGHT OF CITY LOOKS TO PURCHASE BUSINESS ASSETS. If this Agreement expires or is terminated by either CITY LOOKS or the FRANCHISEE for any reason whatsoever, or if the FRANCHISEE wrongfully terminates this Agreement by failing to comply with Article 10 or otherwise, or if the FRANCHISEE at any time ceases to do business at the Franchised Location as a City Looks Salons International business, then CITY LOOKS will have the right, but not the obligation, to purchase the then-usable furniture, supplies, inventory, fixtures and equipment, and all other assets that are required by CITY LOOKS for a standard City Looks Salons International business and owned by the FRANCHISEE in its business (the "Business Assets"). CITY LOOKS will not purchase any assets from the FRANCHISEE that are not part of the standard City Looks Salons International business. The FRANCHISEE must give CITY LOOKS written notice listing the cost of each one of the Business Assets in detail and the FRANCHISEE'S asking price for the Business Assets within twenty-four (24) hours after the FRANCHISEE ceases to do business as a City Looks Salons International business, or after this Agreement expires or is terminated by either party, or is wrongfully terminated by the FRANCHISEE.

13.8 DETERMINATION OF FAIR MARKET VALUE. If the FRANCHISEE fails to give CITY LOOKS written notice of the asking price of the Business Assets, or if CITY LOOKS and the FRANCHISEE cannot agree on the price of the Business Assets, then either party will have the right to demand that the price of the Business Assets be determined by Arbitration in accordance with the Rules and Regulations of the American Arbitration Association. The Arbitration hearing will be held as soon as possible, but in no event later than seven (7) business days from the date Arbitration is demanded by either party. The Arbitrator will determine the fair market value of the Business Assets. The Arbitrator will not consider any value for goodwill associated with the name "City Looks(R)" or for going concern value in determining the fair market value of the Business Assets since the right of purchase granted to CITY LOOKS pursuant to this provision applies only after this Agreement expires or has been terminated, or the FRANCHISEE has ceased doing business. Furthermore, the Arbitrator will not consider any value for the Lease for the Franchised Location if CITY LOOKS agrees to assume the Lease and pay the rental and operating costs. If the Arbitrator is unable to determine the fair market value of any of the Business Assets, then they will be valued at book value (cost less depreciation). CITY LOOKS will have the right, but not the obligation, to purchase any or all of the Business Assets from the FRANCHISEE for cash within fifteen (15) business days after the fair market value of the Business Assets has been established by the Arbitrator in writing. Nothing in this Article will prohibit CITY LOOKS from enforcing the terms and conditions of this Agreement, including the covenants not to compete contained in Article 12.

                                   ARTICLE 14
                      TRAINING PROGRAM; OPENING ASSISTANCE

14.1 TRAINING PROGRAM. CITY LOOKS will provide a training program for the FRANCHISEE (and the FRANCHISEE'S District Manager if one is employed) in Minneapolis, Minnesota (or such other location designated by CITY LOOKS) to educate, familiarize and acquaint them with the operations of a City Looks Salons International business. The training program will include classroom instruction for not less than three (3) days on basic operating skills including preparation of gross revenue reports, basic accounting procedures, inventory control and other topics selected by CITY LOOKS. The FRANCHISEE and the District Manager must successfully complete the training program either (a) prior to commencing any business operations or (b) at the first scheduling of the training program by CITY LOOKS after the execution of this Agreement. The training program will be scheduled by CITY LOOKS in its sole discretion. In the event the FRANCHISEE or its Manager fails to successfully complete CITY LOOKS' training program within the time period expressed in the third sentence of this Article 14.1, he or she will not be permitted or authorized to manage or operate the FRANCHISEE'S City Looks business and CITY LOOKS will have the right to reject the FRANCHISEE pursuant to Article 4.2 of this Agreement.

14.2 HIRING OF NEW DISTRICT MANAGER. The FRANCHISEE will immediately notify CITY LOOKS in writing of any personnel changes in the management positions of the FRANCHISEE'S City Looks Salons International business. In the event the FRANCHISEE hires a District Manager who has not successfully completed the training program prescribed by CITY LOOKS, and if CITY LOOKS determines, in its sole discretion, that the new District Manager does not have sufficient knowledge or experience relating to the management of the FRANCHISEE'S City Looks business, then CITY LOOKS will require the individual to successfully complete the prescribed training program prior to the time he or she will be allowed to manage or operate the FRANCHISEE'S City Looks business, and the FRANCHISEE will be required to pay CITY LOOKS its then-current training fee for each such person.

14.3 PAYMENT OF SALARIES AND EXPENSES DURING TRAINING. The FRANCHISEE will provide and pay for the room and board for all persons attending the training program on behalf of the FRANCHISEE. The FRANCHISEE will pay the salaries, fringe benefits, payroll taxes, unemployment compensation, workers' compensation insurance, lodging, food, automobile rental, travel costs, and all other expenses for the FRANCHISEE, the FRANCHISEE'S District Manager and all other persons sent to the training program by the FRANCHISEE, and the FRANCHISEE will comply with all applicable state and federal laws pertaining to all employees who attend CITY LOOKS' training program.

14.4 OPENING ASSISTANCE. After the FRANCHISEE and the FRANCHISEE'S District Manager have successfully completed CITY LOOKS' training program, CITY LOOKS will assist the FRANCHISEE in scheduling the initial opening of the FRANCHISEE'S City Looks business. CITY LOOKS will furnish a representative for not less than five (5) business days at the Franchised Location, who will provide opening assistance which will include hairstylist training, daily managerial and operational training and other areas selected by CITY LOOKS. The FRANCHISEE will not open and commence initial business operations until CITY LOOKS has given the FRANCHISEE written approval to open the FRANCHISEE'S City Looks business. The FRANCHISEE will schedule the "Grand Opening" for its City Looks business within two (2) weeks after the FRANCHISEE commences initial business operations.

                                   ARTICLE 15
                          CITY LOOKS' OTHER OBLIGATIONS

15.1 ADDITIONAL ASSISTANCE. Consistent with CITY LOOKS' uniform requirements and quality standards, CITY LOOKS will, at its expense: (A) provide the FRANCHISEE with a written schedule of all furniture, fixtures, supplies and equipment necessary and required for the operation of the FRANCHISEE'S City Looks business; (B) furnish a list of approved sources from whom the FRANCHISEE can purchase furniture, fixtures, equipment, supplies, toiletries, grooming aids, products, printed materials, items, goods and services; (C) review and evaluate the FRANCHISEE'S business as often as CITY LOOKS deems necessary and render written reports to the FRANCHISEE as deemed appropriate by CITY LOOKS; (D) protect, police and, when appropriate, enforce the Marks and the Business System for the benefit of all City Looks Salons International, City Looks By The Barbers and The Barbers franchisees; (E) render advisory services pertaining to customer service and the operation of the FRANCHISEE'S City Looks business as frequently as CITY LOOKS deems appropriate;
(F) provide the FRANCHISEE with CITY LOOKS' standard Operations Manual and all supplements and modifications to the Manual; and (G) provide the FRANCHISEE with CITY LOOKS' approved standard store layouts and plans for the Franchised Location.

15.2 ANNUAL CONVENTION. CITY LOOKS will, during the term of this Agreement, conduct an annual convention for all City Looks franchisees at such times and at such locations as CITY LOOKS deems appropriate. The FRANCHISEE will attend the annual convention conducted by CITY LOOKS for City Looks franchisees during each year of this Agreement. All expenses incurred by the FRANCHISEE or any employees of the FRANCHISEE in traveling to and attending the annual convention conducted by CITY LOOKS will be paid for by the FRANCHISEE. CITY LOOKS will charge, and the FRANCHISEE will pay, a registration fee for the annual convention, regardless of whether the FRANCHISEE, or any representative of the FRANCHISEE, attends the convention, and an additional registration fee will be charged for each person in addition to the first person attending the annual convention on behalf of the FRANCHISEE.

15.3 OPTIONAL ADDITIONAL TRAINING. CITY LOOKS may, during the term of this Agreement, provide optional additional training and instruction to the FRANCHISEE on topics determined by CITY LOOKS in its sole discretion. CITY LOOKS reserves the right to add or delete additional training topics at any time, without notice to the FRANCHISEE. The FRANCHISEE will be required to pay CITY LOOKS the then-current training fee charged by CITY LOOKS for any additional training attended by the FRANCHISEE or its employees. All expenses incurred by the FRANCHISEE or any employees of the FRANCHISEE in traveling to and attending optional additional training will be paid for by the FRANCHISEE.

                                   ARTICLE 16
                      CITY LOOKS SALONS INTERNATIONAL SIGN

16.1 INSTALLATION OF SIGN. The FRANCHISEE will, at its expense, purchase the standard City Looks Salons International Sign (the "Sign") which must be displayed at the Franchised Location. The FRANCHISEE will pay for all costs incurred in connection with the erection and installation of the Sign. The Sign must conform exactly to CITY LOOKS' standard Sign plans and specifications and must be installed at the Franchised Location precisely in the place, location and manner specified by CITY LOOKS in writing. CITY LOOKS will have the absolute right to inspect, examine, videotape and photograph the Sign at any time during the term of this Agreement.

16.2 ADDITIONAL EXPENSES. The FRANCHISEE will, at its expense, be responsible for any and all permits, licenses, repairs, maintenance, utilities, insurance, taxes, assessments and levies in connection with the installation or use of the Sign.

16.3 MODIFICATION AND REPLACEMENT. The FRANCHISEE may not alter, remove, change, modify or redesign the Sign unless approved by CITY LOOKS in writing. CITY LOOKS will have the unequivocal and unilateral right to redesign the Sign plans and specifications during the term of this Agreement without the approval or consent of the FRANCHISEE. Upon written notice from CITY LOOKS, the FRANCHISEE will, at its expense, either modify or replace the Sign within thirty (30) days so that the Sign displayed at the Franchised Location will comply with CITY LOOKS' redesigned Sign plans and specifications. The FRANCHISEE will not be required to modify or replace the Sign more than once every three (3) years during the term of this Agreement.

16.4 INJUNCTIVE RELIEF. The FRANCHISEE agrees that CITY LOOKS will be entitled to petition a Court of competent jurisdiction for an order of injunctive relief against the FRANCHISEE to require the FRANCHISEE, at the FRANCHISEE'S expense, to: (A) exhibit the approved City Looks Salons International Sign during the term of this Agreement; (B) remove the Sign upon the termination or expiration of this Agreement; or (C) remove the Sign from the former franchised location upon the relocation of the Franchised Location. Unless required by applicable law, CITY LOOKS will not be required to post a bond or other security prior to obtaining injunctive relief pursuant to this Article.

                                   ARTICLE 17
                                    INSURANCE

17.1 GENERAL LIABILITY. The FRANCHISEE must acquire and maintain in full force and effect, at its sole cost and expense, a general liability insurance policy insuring the FRANCHISEE, CITY LOOKS, and their respective officers, directors and employees from and against any loss, liability, damage, claim or expense of any kind whatsoever including claims for bodily injury, personal injury, death, property damage, products liability and malpractice resulting from the condition, operation, use, business or occupancy of the FRANCHISEE'S City Looks business, including the surrounding premises, the parking area and the sidewalks of the Franchised Location.

17.2 AUTOMOBILE. The FRANCHISEE must acquire and maintain in full force and effect, at its sole cost and expense, automobile liability coverage insuring the FRANCHISEE, CITY LOOKS, and their respective officers, directors and employees from any and all loss, liability, damage, claim or expense of any kind whatsoever resulting from the use, operation or maintenance of any automobile or vehicle used by the FRANCHISEE or any of its employees in connection with the FRANCHISEE'S City Looks business.

17.3 COVERAGE LIMITS. Liability coverages for both the general liability insurance coverage and automobile coverage must have limits of at least Five Hundred Thousand Dollars ($500,000) for each person and One Million Dollars ($1,000,000) for each occurrence.

17.4 PROPERTY INSURANCE. The FRANCHISEE will maintain in full force and effect, at its sole cost and expense, "all risks" property insurance coverage for the machinery, equipment, furnishings, fixtures, inventory and signs owned or leased by the FRANCHISEE and used at the Franchised Location (including fire and extended coverage) with limits equal to at least "replacement" cost.

17.5 PROFESSIONAL LIABILITY INSURANCE. The FRANCHISEE will maintain in full force and effect, at its sole cost and expense, professional liability coverage with coverage limits of a reasonable amount insuring the FRANCHISEE, CITY LOOKS, and their respective officers, directors and employees from any and all loss, liability, damage, claim or expense of any kind whatsoever resulting from actions or omissions of the FRANCHISEE'S officers, directors or any of its employees in connection with the FRANCHISEE'S City Looks Business.

17.6 OTHER INSURANCE. The FRANCHISEE will, at its sole cost and expense, procure and pay for all other insurance required by state or federal law, including workers' compensation insurance for its employees, together with all insurance required under any lease, mortgage, deed of trust or other legal contract in connection with the Franchised Location or the operation of the FRANCHISEE'S City Looks business.

17.7 INSURANCE COMPANIES; EVIDENCE OF COVERAGE. All insurance companies providing coverage to the FRANCHISEE must be licensed in the state where coverage is provided. The FRANCHISEE will provide CITY LOOKS with certificates of insurance evidencing the required insurance coverage no later than the date the FRANCHISEE takes possession of the Franchised Location and will provide, immediately upon expiration, change or cancellation, new certificates of insurance to CITY LOOKS.

17.8 CITY LOOKS' RIGHTS. All insurance policies procured and maintained by the FRANCHISEE pursuant to this Article will name CITY LOOKS as an additional insured, will contain endorsements by the insurance companies waiving all rights of subrogation against CITY LOOKS, and will stipulate that CITY LOOKS will receive copies of all notices of cancellation, nonrenewal, or coverage reduction or elimination at least thirty (30) days prior to the effective date of such cancellation, nonrenewal or coverage change.

17.9 DEFENSE OF CLAIMS. All liability insurance policies procured and maintained by the FRANCHISEE will require the insurance companies to provide and pay for legal counsel to defend any legal actions, lawsuits or claims brought against the FRANCHISEE, CITY LOOKS, and their respective officers, directors and employees.

17.10 NO REPRESENTATIONS; RIGHT TO ADDITIONAL COVERAGE. CITY LOOKS makes no representations with respect to the adequacy of the types of insurance coverage or coverage amounts set forth herein, and the FRANCHISEE will have the absolute right to maintain additional types of coverage and higher coverage amounts than those specified herein as minimum requirements.

                                   ARTICLE 18
                    INDEPENDENT CONTRACTORS; INDEMNIFICATION

18.1 INDEPENDENT CONTRACTORS. CITY LOOKS and the FRANCHISEE are each independent contractors and, as a consequence, there is no employer-employee or principal-agent relationship between CITY LOOKS and the FRANCHISEE. The FRANCHISEE will not have the right to and will not make any agreements, representations or warranties in the name of or on behalf of CITY LOOKS or represent that their relationship is other than that of Franchisor and Franchisee. Neither CITY LOOKS nor the FRANCHISEE will be obligated by or have any liability to the other under any agreements or representations made by the other to any third parties.

18.2 INDEMNIFICATION. CITY LOOKS will not be obligated to any person for damages arising out of, from, in connection with, or as a result of the FRANCHISEE'S negligence or the operation of the FRANCHISEE'S City Looks business. The FRANCHISEE will indemnify and hold CITY LOOKS harmless against all claims, lawsuits, damages, obligations, liability, actions and judgments alleged or obtained by any person or entity against CITY LOOKS arising out of, from, as a result of, or in connection with the FRANCHISEE'S negligence, the operation of the FRANCHISEE'S City Looks business, the Franchised Location, or any business conducted by the FRANCHISEE pursuant to this Agreement including, without limitation, any claims arising from or relating to: (A) any personal injury, property damage, commercial loss or environmental contamination resulting from any act or omission of the FRANCHISEE or its employees, agents or representatives; (B) any failure on the part of the FRANCHISEE to comply with any requirement of any governmental authority; (C) any failure of the

FRANCHISEE to pay any of its obligations; or (D) any failure of the FRANCHISEE to comply with any requirement or condition of this Agreement or any other agreement with CITY LOOKS or any affiliate of CITY LOOKS. Further, the FRANCHISEE will indemnify and will reimburse CITY LOOKS for all such obligations and damages for which CITY LOOKS is held liable and for all costs reasonably incurred by CITY LOOKS in the defense of any such claims brought against it or in any action in which it is named as a party including, without limitation, costs for attorneys' fees actually incurred, investigation expenses, court costs, deposition expenses and travel and living expenses. CITY LOOKS will have the absolute right to defend any claim made against it that results from or arises out of the FRANCHISEE'S City Looks business.

18.3 PAYMENT OF COSTS AND EXPENSES. The FRANCHISEE will pay all costs and expenses, including actual attorneys' fees, incurred by CITY LOOKS in enforcing any term, condition or provision of this Agreement or in seeking to enjoin any violation of this Agreement by the FRANCHISEE.

18.4 CONTINUATION OF OBLIGATIONS. The indemnification and other obligations contained in this Article will continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

                                   ARTICLE 19
                  FINANCIAL STATEMENTS; GROSS REVENUE REPORTS;
                              FORMS AND ACCOUNTING

19.1 QUARTERLY AND ANNUAL FINANCIAL STATEMENTS. The FRANCHISEE will, at its expense, provide CITY LOOKS with a quarterly balance sheet and income statement, and annual financial statements for the FRANCHISEE'S City Looks business which will consist of a balance sheet, income statement, statement of cash flows and explanatory footnotes. All financial statements provided to CITY LOOKS for the FRANCHISEE'S City Looks business will be presented in the exact form and format prescribed by CITY LOOKS in writing and will be categorized according to the chart of accounts prescribed by CITY LOOKS. If the FRANCHISEE'S annual financial statements are not certified by an independent certified public accountant, then the FRANCHISEE'S annual financial statements must be verified by the FRANCHISEE'S President or Chief Financial Officer, or if the FRANCHISEE is not a corporation, then by the FRANCHISEE'S Managing Partner, Chief Operating Officer or Chief Financial Officer. The FRANCHISEE'S financial statements will be prepared in accordance with generally accepted accounting principles applied on a consistent basis. The FRANCHISEE'S quarterly financial statements will be delivered to CITY LOOKS by the FRANCHISEE within thirty (30) days after the end of the quarter and the annual financial statements will be delivered within ninety (90) days of the FRANCHISEE'S fiscal year end.

19.2 TAX RETURNS. Within ninety (90) days after the FRANCHISEE'S fiscal year end, the FRANCHISEE will furnish CITY LOOKS with signed copies of the FRANCHISEE'S annual federal, and if applicable, state income tax returns, and copies of any other federal, state or local tax returns filed by the FRANCHISEE including, but not limited to, any amended tax returns filed by the FRANCHISEE, together with proof that the FRANCHISEE has paid all federal and state income and sales taxes due.

19.3 WEEKLY STATEMENT OF GROSS REVENUES. The FRANCHISEE will maintain an accurate written record of daily Gross Revenues for the FRANCHISEE'S City Looks business and the FRANCHISEE will remit a signed and verified statement of the weekly Gross Revenues generated by, at, as a result of, or from the FRANCHISEE'S City Looks business using such forms as CITY LOOKS may prescribe in writing. The weekly statement of Gross Revenues will accompany the FRANCHISEE'S weekly Continuing Fees, National Advertising Production Fees, and Advertising Fees and will be provided to CITY LOOKS on or before Thursday of each week for the preceding week.

19.4 CITY LOOKS' AUDIT RIGHTS. Within three (3) days after having been given written notice from CITY LOOKS, the FRANCHISEE and its accountants will make all of their books, ledgers, work papers, accounts, bank statements, tax returns, sales tax returns, daily cash register tapes and financial records pertaining to the FRANCHISEE'S City Looks business, ("books and financial records") available to CITY LOOKS during all business hours for review and audit by CITY LOOKS or its designee. The books and financial records for each fiscal year will be kept in a secure place by the FRANCHISEE and will be available for audit by CITY LOOKS for at least the preceding five (5) years. The FRANCHISEE will provide CITY LOOKS with adequate facilities to conduct the audit, including a working area with a desk and chair, at either the Franchised Location or at the FRANCHISEE'S accountants' offices. If an audit by CITY LOOKS reveals any deficiencies, then the FRANCHISEE will, within five (5) days after receipt of an invoice from CITY LOOKS indicating the amounts owed, pay CITY LOOKS any deficiency in Continuing Fees or other amounts owed to CITY LOOKS, together with interest as provided for herein. If an audit by CITY LOOKS results in a determination that the FRANCHISEE'S Gross Revenues were understated by more than two percent (2%), or that the FRANCHISEE has underpaid the weekly Continuing Fees by more than Five Hundred Dollars ($500) in any twelve month period, then the FRANCHISEE will, in addition to paying any deficiency in Continuing Fees, National Advertising Production Fees, Advertising Fees, costs of products purchased from CITY LOOKS or other amounts due to CITY LOOKS, reimburse CITY LOOKS for all costs and expenses (including salaries of CITY LOOKS' employees, travel costs, room and board, and audit fees) that CITY LOOKS has incurred as a result of the audit, including any fees paid to its accountants to conduct the audit. The FRANCHISEE will reimburse CITY LOOKS for such costs and expenses within ten (10) days of receipt of an invoice from CITY LOOKS indicating the amount owed as a result of the audit. The FRANCHISEE'S failure or refusal to produce the books and financial records for audit by CITY LOOKS in accordance with this Article 19.4 will constitute a material breach of this Agreement and will be grounds for the immediate termination of this Agreement by CITY LOOKS.

19.5 WAIVER BY FRANCHISEE. CITY LOOKS will have the right, without notice to, or further approval of or authorization by, the FRANCHISEE, to provide all vendors that supply any products, goods or services to the FRANCHISEE with copies of the
FRANCHISEE'S: (A) initial application and all financial information that was provided to CITY LOOKS in conjunction with such application; (B) most recent financial information provided to CITY LOOKS; and (C) most recent annual financial statements provided to CITY LOOKS. CITY LOOKS will also have the right to obtain credit reports maintained by credit reporting agencies regarding the FRANCHISEE and the right to review the books and records maintained by the vendors or suppliers that supply products, goods or services to the FRANCHISEE regarding the purchases made by the FRANCHISEE. This Agreement will serve as evidence of CITY LOOKS' right to review such information and will constitute the authority from the FRANCHISEE for credit reporting agencies, vendors and suppliers to provide such information to CITY LOOKS.

19.6 PAYMENT BY PRE-AUTHORIZED BANK TRANSFER. The FRANCHISEE will, from time to time during the term of this Agreement, execute such documents as CITY LOOKS may request to provide the FRANCHISEE'S unconditional and irrevocable authority and direction to its bank or financial institution authorizing and directing the FRANCHISEE'S bank or financial institution to pay and deposit directly to the account of CITY LOOKS, and to charge to the account of the FRANCHISEE, on Thursday of each week, the amount of the Continuing Fees, National Advertising Production Fees, Advertising Fees and other sums due and payable by the FRANCHISEE pursuant to this Agreement in accordance with Article 5 and Article 6 of this Agreement. The authorizations will be in the form prescribed by COST

CUTTERS' bank. The FRANCHISEE'S authorizations will permit CITY LOOKS to designate the amount to be debited or drafted from the FRANCHISEE'S account and to adjust such amount from time to time, to the amount of the Continuing Fees, National Advertising Production Fees, Advertising Fees and other sums then payable to CITY LOOKS from the FRANCHISEE. If the FRANCHISEE fails at any time to provide reports of Gross Revenues as required under Article 19.3 of this Agreement, then CITY LOOKS will have the right, in its sole discretion, to estimate the amount of the Continuing Fees, National Advertising Production Fees, Advertising Fees and other sums due and payable to CITY LOOKS, and to designate such estimated amount as the amount to be debited or drafted from the FRANCHISEE'S account. The FRANCHISEE will, at all times during the term of this Agreement, maintain a balance in its account at its bank or financial institution sufficient to allow the appropriate amount to be debited from the FRANCHISEE'S account for payment of the Continuing Fees, National Advertising Production Fees, Advertising Fees and other sums payable by the FRANCHISEE for deposit in the account of CITY LOOKS.

                                   ARTICLE 20
                                   ASSIGNMENT

20.1 ASSIGNMENT BY CITY LOOKS. This Agreement may be unilaterally assigned and transferred by CITY LOOKS without the FRANCHISEE'S approval or consent, and will inure to the benefit of CITY LOOKS' successors and assigns. CITY LOOKS will provide the FRANCHISEE with written notice of any such assignment or transfer, and the assignee will be required to fulfill CITY LOOKS' obligations under this Agreement.

20.2 ASSIGNMENT BY FRANCHISEE TO CORPORATION. If the FRANCHISEE is an individual or partnership, this Agreement may be transferred or assigned by the FRANCHISEE, without first offering it to CITY LOOKS pursuant to Article 13, to a corporation which is owned or controlled (ownership of at least fifty-one percent (51%) of the issued and outstanding capital stock) by the FRANCHISEE, provided that: (A) the FRANCHISEE and all of the shareholders of the assignee corporation sign the personal guaranty and agreement to be bound by the terms and conditions of this Agreement attached hereto; (B) the FRANCHISEE furnishes prior written proof to CITY LOOKS substantiating that the corporation will be financially able to perform all of the terms and conditions of this Agreement; and (C) none of the shareholders owns, operates, franchises, develops, manages or controls any hairstyling, barber or other business that is in any way competitive with or similar to a City Looks Salons International business. The FRANCHISEE will give CITY LOOKS fifteen (15) days written notice prior to the proposed date of assignment or transfer of this Agreement to an owned or controlled corporation of the FRANCHISEE; however, the transfer or assignment of this Agreement will not be valid or effective until CITY LOOKS has received the legal documents which its legal counsel deems necessary to properly and legally document the transfer or assignment of this Agreement to the corporation as provided herein.

20.3 ASSIGNMENT UPON DEATH OR DISABILITY OF INDIVIDUAL FRANCHISEE. If the FRANCHISEE is an individual, then this Agreement may be assigned, transferred or bequeathed by the FRANCHISEE to any designated person or beneficiary without first being offered to CITY LOOKS, pursuant to Article 13, upon his or her death or permanent disability. However, the assignment of this Agreement to the transferee, assignee or beneficiary of the FRANCHISEE will not be valid or effective until CITY LOOKS has received the properly executed legal documents which its legal counsel deems necessary to properly and legally document the transfer, assignment or bequest of this Agreement, and until the transferee, assignee or beneficiary agrees to be unconditionally bound by the terms and

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conditions of this Agreement and to personally guarantee the performance of the
FRANCHISEE'S obligations under this Agreement.

20.4 APPROVAL OF TRANSFER; CONDITIONS FOR APPROVAL. The rights granted to the FRANCHISEE pursuant to this Agreement may be assigned or transferred by the FRANCHISEE only with the prior written approval of CITY LOOKS. CITY LOOKS will not unreasonably withhold its consent to any transfer of this Agreement provided that the FRANCHISEE and the transferee Franchisee comply with the following conditions: (A) The FRANCHISEE has complied in all respects with Article 13 of this Agreement; (B) All of the FRANCHISEE'S monetary obligations due to CITY LOOKS have been paid in full, and the FRANCHISEE is not otherwise in default under this Agreement; (C) The FRANCHISEE has executed a written agreement in a form satisfactory to CITY LOOKS in which the FRANCHISEE agrees to observe all applicable obligations and covenants contained in this Agreement; (D) The transferee Franchisee and its shareholders agree to be personally liable to discharge all of the FRANCHISEE'S obligations under this Agreement, and will enter into a written agreement in a form satisfactory to CITY LOOKS assuming and agreeing to discharge all of the FRANCHISEE'S obligations and covenants under this Agreement; (E) The transferee Franchisee will have demonstrated to CITY LOOKS' satisfaction that he, she or it meets CITY LOOKS' managerial, financial and business standards for new Franchisees, possesses a good business reputation and credit rating, and possesses the aptitude and ability to conduct the franchised business (as may be evidenced by prior related business experience or otherwise); (F) The transferee Franchisee and all parties having a legal or beneficial interest in the transferee Franchisee including, if applicable, the shareholders and Personal Guarantors of the transferee Franchisee will execute CITY LOOKS' then-current standard Franchise Agreement for a term ending on the expiration date of this Agreement and such other ancillary agreements as CITY LOOKS may require for the transfer of the FRANCHISEE'S business; (G) The transferee Franchisee will not be required to pay the Initial Fee; however, the transferee Franchisee will be required to pay the Continuing Fees, the National Advertising Production Fees, and the Advertising Fees to CITY LOOKS at the rate specified in this Agreement; (H) The transferee FRANCHISEE has purchased the Franchised Location or has acquired a lease for the Franchised Location for a reasonable term consistent with the remaining term of this Agreement; and (I) The transferee Franchisee and its District Manager (if one is employed) must successfully complete the training programs prescribed by CITY LOOKS; (J) the transferee Franchisee will pay the salaries, fringe benefits, payroll taxes, unemployment compensation, workers' compensation insurance, hotel costs, travel costs and other expenses for all persons sent to the training programs, and will pay to CITY LOOKS CITY LOOKS' then-current training fee for each person attending CITY LOOKS' training program(s); (K) the FRANCHISEE has paid the transfer fee required under Article 20.6; (L) the transferee Franchisee does not own, operate, franchise, develop, manage or control any hairstyling, barber or other business that is in any way competitive with or similar to a City Looks Salons International business; and (M) if the transferee Franchisee does not meet CITY LOOKS' net worth requirements for operation of the City Looks Salons International Business, then the FRANCHISEE and/or its shareholders and the Personal Guarantors will execute a written agreement in a form satisfactory to CITY LOOKS agreeing to remain liable to CITY LOOKS for the obligations of the City Looks Salons International Business.

20.5 ACKNOWLEDGMENT OF RESTRICTIONS. The FRANCHISEE acknowledges and agrees that the restrictions on transfer imposed herein are reasonable and are necessary to protect the City Looks Business System and the Marks, as well as CITY LOOKS' reputation and image, and are for the protection of CITY LOOKS, the FRANCHISEE and all other franchisees who own and operate City Looks businesses. Any assignment or transfer permitted by this Article 20 will not be effective until CITY LOOKS receives a completely executed copy of all transfer documents and CITY LOOKS consents to the transfer in writing, any attempted assignment or transfer made without complying with the requirements of this Article 20 will be void.

20.6 TRANSFER FEE. If, pursuant to the terms of this Article 20, the rights granted to the FRANCHISEE in this Agreement are assigned, transferred or bequeathed to another person or entity, or if the FRANCHISEE'S shareholders transfer over fifty percent (50%) of their capital stock to another person or entity, then the FRANCHISEE will pay CITY LOOKS a transfer fee of One Thousand Dollars ($1,000). The transfer fee is to cover the costs incurred by CITY LOOKS for attorneys' fees, accountants' fees, compliance with applicable laws, out-of-pocket expenses, long distance telephone calls, and the time of its employees and officers.

                                   ARTICLE 21
                SITE SELECTION; STANDARD STORE LAYOUTS AND PLANS

21.1 SITE SELECTION. The FRANCHISEE will be solely responsible for selecting a site for the Franchised Location and for purchasing, leasing or otherwise acquiring possession of the site for the Franchised Location. CITY LOOKS has strongly recommended that the FRANCHISEE should retain an experienced commercial real estate broker or salesperson ("real estate broker") who has at least five years experience in locating and/or leasing retail space to locate, acquire, purchase or lease a site for the FRANCHISEE'S City Looks business. Accordingly, no provision of this Agreement may be construed to impose any obligation or responsibility on CITY LOOKS to locate or select a site for the Franchised Location. The FRANCHISE will not lease, purchase or otherwise acquire a site for the Franchised Location until the proposed site has been reviewed in writing by CITY LOOKS to determine accessibility, visibility, potential traffic flows and other demographic information. The review of the site conducted by CITY LOOKS will not be deemed to be a warranty, representation or guaranty by CITY LOOKS that if the FRANCHISEE'S City Looks business is opened and operated at that site, it will be a financial success. CITY LOOKS will have the right to require the FRANCHISEE to obtain, at the FRANCHISEE'S expense, an economic feasibility and demographics study for the proposed site for the Franchised Location. Any feasibility and demographics study required by CITY LOOKS will be completed by a real estate expert mutually agreed upon by CITY LOOKS and the FRANCHISEE in writing.

21.2 STANDARD STORE LAYOUTS AND PLANS. After the Franchised Location has been leased or acquired, the FRANCHISEE will, within sixty (60) days of the date of this Agreement, provide CITY LOOKS with the following information for the Franchised Location: (A) a copy of the executed lease (if applicable), (B) the store front elevation; (C) space documentation (size and lay-out); (D) the location of the plumbing and electrical sources; (E) local signage requirements, laws and regulations; and (F) all other pertinent information. Based upon the information provided by the FRANCHISEE, CITY LOOKS will provide approved store layouts and plans for the Franchised Location. The FRANCHISEE will construct or remodel the Franchised Location in strict compliance with the store layouts and plans provided by CITY LOOKS. Any unauthorized variance from the store layouts and plans provided by CITY LOOKS will be a material breach of this Agreement. Providing store layouts and plans does not constitute a representation, warranty or guaranty by CITY LOOKS that the site will be a financially successful location for the FRANCHISEE'S City Looks business, and the FRANCHISEE assumes all business and economic risks associated with the operation of the City Looks business at this site.

21.3 INCORRECT INFORMATION. In the event any of the information provided to CITY LOOKS by the FRANCHISEE pursuant to this Article 21 is incorrect, inaccurate or incomplete, then the FRANCHISEE will pay for all costs and expenses incurred by CITY LOOKS in revising the store layouts and plans prepared by CITY LOOKS for the Franchised Location.

21.4 FRANCHISEE RESPONSIBLE FOR CONSTRUCTION OR REMODELING. The FRANCHISEE will be solely responsible for ascertaining and insuring that the Franchised Location is constructed or remodeled according to the store layouts and plans provided by CITY LOOKS in compliance with all applicable local, state and federal laws, ordinances, statutes and building codes. Accordingly, the FRANCHISEE or its agent will be responsible for inspecting the premises during construction or remodeling to insure that the Franchised Location complies with the store layouts and plans and with applicable laws and ordinances.

21.5 CITY LOOKS' OPTION TO VIEW FRANCHISED LOCATION. CITY LOOKS may, at its expense, view the Franchised Location during construction or remodeling at such times as it deems necessary for the purpose of determining the progress of the construction or remodeling and to ascertain that the interior and exterior of the Franchised Location are generally being constructed or remodeled according to the store layouts and plans. CITY LOOKS' viewing of the Franchised Location during construction or remodeling will not be for the purpose of determining that the Franchised Location are being constructed or remodeled in a workmanlike manner or in compliance with any applicable laws or ordinances. Accordingly, CITY LOOKS will have no responsibility or liability to the FRANCHISEE or any other person or entity if the Franchised Location is not constructed or remodeled according to the store layouts and plans, in a workmanlike manner or in compliance with any applicable laws or ordinances.

                                   ARTICLE 22
                     LEASE AS SECURITY; TERMINATION OF LEASE

22.1 CITY LOOKS' REVIEW OF LEASE. The lease for the Franchised Location (the "Lease") will be submitted to CITY LOOKS by the FRANCHISEE for CITY LOOKS' review prior to execution of the Lease by the FRANCHISEE. The Lease must, at a minimum, be conditional upon CITY LOOKS' approval of the FRANCHISEE and give CITY LOOKS the right to enter the premises to conduct inspections at any time during regular business hours, and the right, but not the obligation, to assume the Lease for the remaining term, in accordance with the provisions of this Article, if the FRANCHISEE is evicted by the Landlord or if this Agreement expires or is terminated by either CITY LOOKS or the FRANCHISEE for any reason prior to the expiration of the Lease. CITY LOOKS' review of the Lease prior to its execution will not be for the purpose of approving the legal aspects, economics or rental terms of the Lease. Accordingly, CITY LOOKS will have no responsibility to the FRANCHISEE with regard to the economics, legality or enforceability of the provisions of the Lease.

22.2 FRANCHISEE'S ASSIGNMENT OF LEASE. The FRANCHISEE hereby assigns and transfers all of its right, title and interest in and to the Lease (which is incorporated herein by reference) to CITY LOOKS as security for the FRANCHISEE'S performance of the terms and conditions of this Agreement. If this Agreement is terminated by either CITY LOOKS or the FRANCHISEE for any reason whatsoever, if the FRANCHISEE wrongfully terminates this Agreement by failing to comply with
Article 10 or for any other reason, if the FRANCHISEE at any time ceases to do business at the Franchised Location as a City Looks business, or if this Agreement expires and the FRANCHISEE does not reacquire the franchise (an "Event of Default"), then CITY LOOKS will have the right and option, but not the obligation, to take and assume the Lease for the remaining term under the same terms and conditions, including rental, as originally contracted by the FRANCHISEE. The FRANCHISEE will execute a UCC-1 Financing Statement and other documents as may be reasonably required by CITY LOOKS' attorneys to perfect and record CITY LOOKS' security interest in the Lease.

22.3 PERFECTED ASSIGNMENT; NOTICE. This assignment will constitute a perfected, absolute and present assignment of the Lease; provided, however, CITY LOOKS will have no right under this assignment to enforce the provisions of the Lease until an Event of Default has occurred. After an Event of Default has occurred, CITY LOOKS will have the right, but not the obligation, to enforce the provisions of this assignment and to take possession of the Franchised Location by giving the FRANCHISEE and the Landlord written notice that it has affirmatively exercised its rights under this assignment. The written notice will state: (A) that CITY LOOKS is taking and assuming the Lease from the FRANCHISEE; (B) the date that CITY LOOKS will take physical possession of the Franchised Location; and (C) that CITY LOOKS agrees to be bound by the terms and conditions of the Lease being assumed. CITY LOOKS will execute an assignment form at the time it gives written notice to the FRANCHISEE and the Landlord of its assumption of the Lease.

22.4 NO PRIOR ASSIGNMENTS. The FRANCHISEE represents and warrants that there have been no prior assignments of the Lease by the FRANCHISEE, that it has good right to assign and transfer the Lease, that the Lease is a valid and enforceable agreement, that neither party is in default to the other thereunder and that all covenants, conditions and agreements have been performed as required therein, except those not due to be performed until after the date hereof. No change in the terms of the Lease will be valid without the written approval of CITY LOOKS. The FRANCHISEE agrees not to assign, sell, pledge or otherwise transfer or encumber its interest in the Lease so long as this assignment is in effect. During the term of this Agreement, the FRANCHISEE will not lease or sublease all or any part of the Franchised Location without CITY LOOKS' prior written consent.

22.5 ENFORCEMENT OF FRANCHISEE'S RIGHTS. The FRANCHISEE hereby irrevocably constitutes and appoints CITY LOOKS as its attorney-in-fact to demand, receive and enforce the FRANCHISEE'S rights with respect to the Lease, to make payments under the Lease and give appropriate receipts, releases and satisfactions for and on behalf of and in the name of the FRANCHISEE or, at the option of CITY LOOKS, in the name of CITY LOOKS, with the same force and effect as the FRANCHISEE could do if this assignment had not been made.

22.6 CITY LOOKS' RIGHTS AND REMEDIES. Upon taking physical possession of the Franchised Location, CITY LOOKS may, without affecting any of its rights or remedies against the FRANCHISEE under any other instrument, document or agreement, exercise its rights under this assignment as the FRANCHISEE'S attorney-in-fact in any manner permitted by law and, in addition, CITY LOOKS will have and possess, without limitation, any and all rights and remedies of a secured party under the Uniform Commercial Code, as enacted in the jurisdiction in which enforcement is sought or as provided by law.

22.7 PRORATION OF RENTS AND EXPENSES. At the time CITY LOOKS takes physical possession of the Franchised Location, all charges, real estate taxes, utilities and rentals will be prorated between CITY LOOKS and the FRANCHISEE. CITY LOOKS will have no obligation to pay any past due obligations or arrearages of the FRANCHISEE to any person or entity, including the Landlord.

22.8 POSSESSION; OBLIGATIONS OF CITY LOOKS AND FRANCHISEE. CITY LOOKS will hold the FRANCHISEE harmless from any and all obligations to the Landlord, including rental payments, arising out of the use of the Franchised Location from the date that CITY LOOKS takes physical possession of the Franchised Location. The FRANCHISEE will pay all amounts due to the Landlord and other parties under the Lease including, but not limited to, rentals, insurance, rental overrides, real estate taxes, repairs and maintenance, up to and including the date that CITY LOOKS takes physical possession of the Franchised Location. With the specific and limited exception of rental payments and other obligations to the Landlord arising from CITY LOOKS' use of the Franchised Location after taking physical possession of the premises, the FRANCHISEE will indemnify and hold CITY LOOKS harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments, costs and expenses, including attorneys' fees, to which CITY LOOKS may become exposed, or which CITY LOOKS may incur, in exercising any of its rights under this assignment.

22.9 LANDLORD'S CONSENT TO ASSIGNMENT OF LEASE AS SECURITY. The FRANCHISEE will secure the Landlord's written consent to the provisions contained in this
Article in the form of consent attached as Exhibit B to this Agreement.

22.10 ASSIGNMENT BY CITY LOOKS. CITY LOOKS will have the right to reassign its right, title and interest in the Lease to any person or entity upon giving written notice to the FRANCHISEE and the Landlord without any consent whatever from the FRANCHISEE or the Landlord, and any such reassignment will be valid and binding upon the FRANCHISEE and the Landlord as fully as if each had expressly approved the same. Subject to the limitation on further assignment by the FRANCHISEE contained in Article 22.4; this assignment will be binding upon and inure to the benefit of the heirs, legal representatives, assigns, and successors in interest of the FRANCHISEE, CITY LOOKS and the Landlord.

22.11 LEASE NOT YET EXECUTED. In the event that the FRANCHISEE has not yet entered into a premises lease for the Franchised Location at the time this Agreement is executed, the provisions of Article 22.2, 22.3 and 22.5 of this Agreement will take effect immediately upon the execution of the Lease. The representations of the FRANCHISEE contained in Article 22.4 will be true and complete as of, and will be deemed to have been made at, the time the Lease is executed. The FRANCHISEE agrees to execute any additional documents as may be required by CITY LOOKS' attorneys to perfect the assignment of the Lease.

                                   ARTICLE 23
                                   ARBITRATION

23.1 DISPUTES SUBJECT TO ARBITRATION. Except as expressly provided to the contrary in this Agreement, all disputes and controversies between the parties, including allegations of fraud, misrepresentation or violation of any state or federal laws or regulations, arising under, as a result of, or in connection with this Agreement, the Franchised Location or the FRANCHISEE'S City Looks business will be resolved and determined exclusively by Arbitration in accordance with the Commercial Rules and Regulations of the American Arbitration Association.

23.2 NOTICE OF DISPUTE. The party alleging the breach, claim, dispute or controversy ("dispute") must give the other party written notice setting forth the alleged dispute in detail. The party who is given such written notice alleging the dispute will have thirty (30) days after having been given such written notice from the complaining party to correct or resolve the dispute specified in the written notice.

23.3 DEMAND FOR ARBITRATION. If the dispute alleged by either party has not been corrected, settled or compromised within the time period provided for in this Agreement, then either party may notice Arbitration by giving the other party written notice demanding Arbitration. Within ten (10) days after a written demand for Arbitration has been given by the party demanding Arbitration, either party will have the right to request the office of the American Arbitration Association in Minneapolis, Minnesota to initiate the procedures necessary to appoint an Arbitrator. The Arbitrator will be appointed within sixty

(60) days after a written demand for Arbitration has been made in accordance with the Rules and Regulation of the American Arbitration Association.

23.4 VENUE AND JURISDICTION. All Arbitration hearings will take place exclusively in Minneapolis, Minnesota. CITY LOOKS and the FRANCHISEE and their officers, Directors and shareholders or partners and the Personal Guarantors acknowledge that the FRANCHISEE and its officers, directors and employees have had substantial business and personal contacts with CITY LOOKS in Minnesota, do hereby agree and submit to personal jurisdiction in Minnesota in connection with any Arbitration hearings hereunder and any suits or actions brought to enforce the decision of the Arbitrator, and do hereby waive any rights they may have to contest venue and jurisdiction in Minnesota and any claims that venue and jurisdiction in Minnesota are invalid.

23.5 POWERS OF ARBITRATOR. The authority of the Arbitrator will be limited to making a finding, judgment, decision and award relating to the interpretation of or adherence to the written provisions of this Agreement. The Federal Rules of Evidence (the "Rules") will apply to all Arbitration hearings and the introduction of all evidence, testimony, records, affidavits, documents and memoranda in any arbitration hearing must comply in all respects with the Rules and legal precedents interpreting the Rules. Both parties will have the absolute right to cross-examine any person who testified against them or in favor of the other party. The Arbitrator will not have the authority or right to add to, delete, amend or modify in any manner the terms, conditions and provisions of this Agreement. All findings, judgments, decisions and awards of the Arbitrator will be limited to the dispute set forth in the written demand for Arbitration, and the Arbitrator will not have the authority to decide any other issues. The Arbitrator will not have the right or authority to award punitive damages to CITY LOOKS or the FRANCHISEE or their officers, directors, shareholders or partners and Personal Guarantors, and CITY LOOKS and FRANCHISEE and their officers, directors, shareholders or partners, and Personal Guarantors expressly waive their rights to plead or seek punitive damages. All findings, judgments, decisions and awards by the Arbitrator will be in writing, will be made within sixty (60) days after the Arbitration hearings have been completed, and will be final and binding on CITY LOOKS and the FRANCHISEE except as provided for in
Article 23.8. The written decision of the Arbitrator will be deemed to be an order, judgment and decree and may be entered as such in any Court of competent jurisdiction by either party.

23.6 DISPUTES NOT SUBJECT TO ARBITRATION. The disputes and controversies between CITY LOOKS and the FRANCHISEE which are set forth in Article 24.1 and the following disputes and controversies between CITY LOOKS and the FRANCHISEE will not be subject to Arbitration: (A) any dispute involving the Marks or which arises under or as a result of Article 3 of this Agreement; (B) any dispute involving immediate termination of this Agreement by CITY LOOKS pursuant to
Article 9.5 and 9.6 of this Agreement; (C) any dispute involving enforcement of the confidentiality provisions set forth in Article 8 of this Agreement; and (D) any dispute involving enforcement of the covenants not to compete set forth in
Article 12 of this Agreement.

23.7 NO COLLATERAL ESTOPPEL OR CLASS ACTIONS. Except as provided herein, all Arbitration findings, conclusions, orders and awards made by the Arbitrator will be final and binding on CITY LOOKS and the FRANCHISEE and their officers, directors, shareholders or partners, and Personal Guarantors; however, such Arbitration findings, conclusions, orders and awards may not be used to collaterally estop either party from raising any like or similar issues, claims or defenses in any other or subsequent Arbitration, litigation, court hearing or other proceeding involving third parties or other Franchisees. No party except CITY LOOKS, the FRANCHISEE, and their officers, directors, shareholders or partners, and Personal Guarantors will have the right to join in any Arbitration proceeding arising under this AGREEMENT, and, therefore, the Arbitrator will not be authorized to permit or approve class actions or to permit any person or entity that is not a party to this Agreement to be involved in or to participate in any Arbitration hearings conducted pursuant to this Agreement.

23.8 DE NOVO HEARING ON THE MERITS. If the Arbitrator awards either CITY LOOKS or the FRANCHISEE damages (including actual damages, costs and attorneys' fees) in excess of One Hundred Thousand Dollars ($100,000) in any Arbitration proceeding commenced pursuant to this Agreement, then the party who has been held liable by the Arbitrator will have the right to a de novo hearing on the merits by commencing an action in a court of competent jurisdiction in accordance with the provisions of this Agreement. If the party held liable by the Arbitrator commences a court action as provided for herein, then neither party will have the right to introduce the Arbitrator's decision and findings will be of no force and effect and will not be final or binding on either CITY LOOKS or FRANCHISEE. If the party who has been held liable by the Arbitrator for over One Hundred Thousand Dollars ($100,000) in damages fails to commence a court action within thirty (30) days after the Arbitrator issues his or her award in writing, then the Arbitrator's findings, judgments, decisions and awards will be final and binding on CITY LOOKS and the FRANCHISEE.

23.9 CONFIDENTIALITY. All evidence, testimony, records, documents, findings, decisions, judgments and awards pertaining to any Arbitration hearing between CITY LOOKS and FRANCHISEE will be secret and confidential in all respects. CITY LOOKS and FRANCHISEE will not disclose any evidence, testimony, records, documents, findings, orders, or other matters from the Arbitration hearing to any person or entity except as provided by law.

23.10 SEVERABILITY. It is the desire and intent of the parties to this Agreement that the provisions of this Article be enforced to the fullest extent permissible under the laws and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any part of this Article is adjudicated to be invalid or unenforceable, then this Article will be deemed amended to delete that portion thus adjudicated to be invalid or unenforceable to the extent required to make this Article valid and enforceable. Any such deletion will be effective only in the jurisdiction in which the adjudication is made. Further, to the extent any provision of this Article is deemed unenforceable by virtue of its scope, the parties to this Agreement agree that the same will, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction where enforcement is sought, and the scope in such a case will be determined by Arbitration as provided herein.

                                   ARTICLE 24
                                   ENFORCEMENT

24.1 INJUNCTIVE RELIEF. In addition to the provisions of Article 23.6, CITY LOOKS will have the right to petition a Court of competent jurisdiction for the entry of temporary and permanent injunctions and orders of specific performance enforcing the provisions of this Agreement relating to: (A) the FRANCHISEE'S improper or unauthorized use of the Marks and the Business System; (B) the obligations of the FRANCHISEE upon termination or expiration of this Agreement;
(C) the transfer or assignment of this Agreement, the franchised business or substantially all of the assets employed in the franchised business, or the ownership interests of the FRANCHISEE; (D) the FRANCHISEE'S violation of the provisions of this Agreement relating to confidentiality and covenants not to compete; and (E) any act or omission by the FRANCHISEE or the FRANCHISEE'S employees that, (1) constitutes a violation of any applicable law, ordinance or regulation, (2) is dishonest or misleading to customers of the FRANCHISEE'S City Looks Salons International business or other The Barbers or City Looks By The Barbers businesses, (3) constitutes a danger to the employees, public or customers of the FRANCHISEE'S City Looks business, or (4) may impair the goodwill associated with the Marks and the Business System.

In any action brought under this provision where CITY LOOKS prevails over the FRANCHISEE, the FRANCHISEE will indemnify CITY LOOKS for all costs that it incurs in any such proceedings including, without limitation, attorneys' fees actually incurred, expert witness fees, costs of investigation, court costs, travel and living expenses, and all other costs incurred by CITY LOOKS.

24.2 SEVERABILITY. All provisions of this Agreement are severable and this Agreement will be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained herein and partially valid and enforceable provisions will be enforced to the extent valid and enforceable. If any applicable law or rule of any jurisdiction requires a greater prior notice of the termination of or refusal to renew this Agreement than is required hereunder or the taking of some other action not required hereunder, or if under any applicable and binding law of any jurisdiction, any provision of this Agreement or any specification, standard or operating procedure prescribed by CITY LOOKS is invalid or unenforceable, the prior notice or other action required by such law or rule will be substituted for the notice requirements hereof, or such invalid or unenforceable provision, specification, standard or operating procedure will be modified to the extent required to be valid and enforceable. Such modifications to this Agreement will be effective only in such jurisdiction and will be enforced as originally made and entered into in all other jurisdictions.

24.3 WAIVER. CITY LOOKS and the FRANCHISEE may, by written instrument signed by CITY LOOKS and the FRANCHISEE, waive any obligation of or restriction upon the other under this Agreement. Acceptance by CITY LOOKS of any payment by the FRANCHISEE and the failure, refusal or neglect of CITY LOOKS to exercise any right under this Agreement or to insist upon full compliance by the FRANCHISEE of its obligations hereunder including, without limitation, any mandatory specification, standard or operating procedure, will not constitute a waiver by CITY LOOKS of any provision of this Agreement. CITY LOOKS will have the right to waive obligations or restrictions for other franchisees under their franchise agreements without waiving those obligations or restrictions for the FRANCHISEE and, except to the extent provided by law, CITY LOOKS will have the right to negotiate terms and conditions, grant concessions and waive obligations for other franchisees of CITY LOOKS without granting those same rights to the FRANCHISEE and without incurring any liability to the FRANCHISEE whatsoever.

24.4 NO RIGHT TO OFFSET. The FRANCHISEE will not, on grounds of the alleged nonperformance by CITY LOOKS of any of its obligations under this Agreement, any other contract between CITY LOOKS and FRANCHISEE, or for any other reason, withhold payment of any Continuing Fees, National Advertising Production Fees, Advertising Fees or any other fees or payments due CITY LOOKS under this Agreement or any other contract or obligation. The FRANCHISEE will not have the right to "offset" or withhold any liquidated or unliquidated amounts allegedly due to the FRANCHISEE from CITY LOOKS against the Continuing Fees, the National Advertising Production Fees, the Advertising Fees or any other payments due to CITY LOOKS under this Agreement or any other contract or obligation.

24.5 CITY LOOKS' RIGHTS CUMULATIVE. The rights of CITY LOOKS hereunder are cumulative and no exercise or enforcement by CITY LOOKS of any right or remedy hereunder will preclude the exercise or enforcement by CITY LOOKS of any other right or remedy hereunder or which CITY LOOKS is entitled by law to enforce.

24.6 VENUE AND JURISDICTION. Unless otherwise required under applicable law, all Arbitration hearings, litigation, court hearings or other hearings initiated by either party against the other party must and will be venued exclusively in Hennepin County, Minnesota. The FRANCHISEE, each of its officers, directors and shareholders, and the Personal Guarantors: (A) acknowledge that Minneapolis, Minnesota is a mutually convenient location for the venue and conduct of any legal or enforcement proceedings; (B) do hereby agree and submit to personal jurisdiction in the State of Minnesota for the purposes of any Arbitration hearings, litigation, court hearings or other hearings brought to enforce or construe the terms of this Agreement or to resolve any dispute or controversy arising under, as a result of, or in connection with this Agreement, the Franchised Location or the FRANCHISEE'S City Looks business; and (C) do hereby agree and stipulate that any Arbitration hearings, litigation, court hearings and other hearings will be venued and held exclusively in Hennepin County, Minnesota, and waive any rights to contest such venue and jurisdiction and any claims that such venue and jurisdiction are invalid.

24.7 AGREEMENT BINDING ON HEIRS AND ASSIGNS. This Agreement is binding upon the parties hereto and their respective executors, administrators, heirs, assigns and successors in interest.

24.8 JOINT AND SEVERAL LIABILITY. If the FRANCHISEE consists of more than one person, their liability under this Agreement will be deemed to be joint and several.

24.9 ENTIRE AGREEMENT. This Agreement supersedes and terminates all prior agreements relating to the operation of a City Looks business by the FRANCHISEE at the Franchised Location, either oral or in writing, between the parties and therefore, any representations, inducements, promises or agreements between the parties not contained in this Agreement or not in writing signed by the President or a Vice President of CITY LOOKS and the FRANCHISEE will not be enforceable. This Agreement will not supersede or terminate any written Development Agreement or Franchise Agreement(s) executed prior to the date of this Agreement relating to other City Looks franchises that are or will be owned and operated by the FRANCHISEE. The preambles are a part of this Agreement, which constitutes the entire agreement of the parties, and there are no other oral or written understandings or agreements between CITY LOOKS and the FRANCHISEE relating to the subject matter of this Agreement.

24.10 HEADINGS; TERMS. The headings of the Articles and the provisions thereof are for convenience only and do not define, limit or construe the contents of such Articles. The term "FRANCHISEE" as used herein is applicable to one or more individuals, a corporation or a partnership, as the case may be, and the singular usage includes the plural, and the masculine usage includes the neuter and the feminine, and the neuter usage includes the masculine and the feminine. References to "FRANCHISEE," "assignee" and "transferee" which are applicable to an individual or individuals will mean the principal owner or owners of the equity or operating control of the FRANCHISEE or any such assignee or transferee if the FRANCHISEE or such assignee or transferee is a corporation or partnership. If the FRANCHISEE consists of more than one individual, then all individuals will be bound jointly and severally by the terms and conditions of this Agreement.

24.11 NO ORAL MODIFICATION. No modification, change, addition, rescission, release, amendment or waiver of this Agreement and no approval, consent or authorization required by any provision of this Agreement may be made except by a written agreement subscribed to by duly authorized officers or partners of the FRANCHISEE and the President or a Vice President of CITY LOOKS respectively. CITY LOOKS and the FRANCHISEE will not have the right to amend or modify this Agreement orally or verbally, and any attempt to do so will be void in all respects.

24.12 EFFECT OF WRONGFUL TERMINATION. If either CITY LOOKS or the FRANCHISEE takes any action to terminate this Agreement or to convert the FRANCHISEE'S City Looks business to another business, and if such action was taken without first complying with the applicable terms and conditions (including the notice and opportunity to cure provisions) of this Agreement, then such action will not relieve either party of, or release either party from, any of its obligations under this Agreement, and the terms and conditions of this Agreement will remain in full force and effect and the parties will be obligated to perform all terms until such time as this Agreement expires or is terminated in accordance with the provisions of this Agreement and applicable law, as determined by an Arbitrator or a Court of competent jurisdiction.

                                   ARTICLE 25
                                     NOTICES

All notices to CITY LOOKS will be in writing and will be made by personal service upon an officer or Director of CITY LOOKS or sent by prepaid registered or certified United States mail addressed to CITY LOOKS at 300 Industrial Boulevard N.E., Minneapolis, Minnesota 55413 with a copy to John W. Fitzgerald, Esq., Gray, Plant, Mooty, Mooty & Bennett, P.A., 3400 City Center, 33 South Sixth Street, Minneapolis, Minnesota 55402-3796. All notices to the FRANCHISEE will be by personal service upon the FRANCHISEE, District Manager or a salon manager or assistant manager, (or, if applicable, an officer or Director of the FRANCHISEE), or sent by prepaid registered or certified United States mail addressed to the FRANCHISEE at the Franchised Location or such other address as the FRANCHISEE may designate in writing or by delivery to any employee of the FRANCHISEE by a recognized overnight delivery service (such as Federal Express or UPS) which requires a written receipt of delivery from the addressee. Notice by mail is effective upon depositing the same in the mail in the manner provided above, notice by personal service is effective upon obtaining service and notice by overnight delivery service is effective upon delivery by such delivery service.

                                   ARTICLE 26
                                 ACKNOWLEDGMENTS

26.1 BUSINESS RISKS; NO FINANCIAL PROJECTIONS. The FRANCHISEE acknowledges that it has conducted an independent investigation of the City Looks Salons International business franchised hereunder, and recognizes that the business venture contemplated by this Agreement involves business and economic risks and that the financial and business success of the business will be primarily dependent upon the personal efforts of the FRANCHISEE, its management and employees. CITY LOOKS expressly disclaims the making of, and the FRANCHISEE acknowledges that it has not received, any estimates, projections, warranties or guaranties, express or implied, regarding potential Gross Revenues, profits, earnings or the financial success of the FRANCHISEE'S City Looks business, except as may be expressly set forth in writing in CITY LOOKS' Uniform Franchise Offering Circular, receipt of which is acknowledged by the FRANCHISEE.

26.2 NO INCOME OR REFUND WARRANTIES. The FRANCHISEE acknowledges that CITY LOOKS does not warrant or guarantee to the FRANCHISEE that the FRANCHISEE will derive income or profit from the FRANCHISEE'S City Looks business or that CITY LOOKS will refund all or part of the Initial Fee or the price paid for the FRANCHISEE'S City Looks business or repurchase any of the products, merchandise, furniture, fixtures, equipment, supplies or chattels supplied by CITY LOOKS or an approved supplier if the FRANCHISEE is unsatisfied with its City Looks business.

26.3 TERMS OF OTHER FRANCHISES MAY DIFFER. The FRANCHISEE acknowledges that other Franchisees of CITY LOOKS have or will be granted franchises at different times and in different situations, and further acknowledges that the terms and conditions of such franchises and the resulting Franchise Agreements may vary substantially in economics, form and in substance from those contained in this Agreement.

26.4 RECEIPT OF UNIFORM FRANCHISE OFFERING CIRCULAR. The FRANCHISEE acknowledges that it received a copy of this Agreement with all material blanks fully completed at least five (5) business days prior to the date that this Agreement was executed. The FRANCHISEE further acknowledges that it received a copy of CITY LOOKS' Uniform Franchise Offering Circular at least ten (10) business days prior to the date on which this Agreement was executed.

26.5 HAIR PERFORMERS(R) BUSINESSES. The FRANCHISEE agrees and acknowledges that the "Hair Performers(R)" businesses serviced by Hair Performers International, Inc., a wholly-owned subsidiary of The Barbers, Hairstyling for Men & Women, Inc. ("The Barbers") are hair salons that address similar markets and, thus, may be competitive with City Looks businesses. Further, the FRANCHISEE acknowledges and agrees that Hair Performers International, Inc. will have the absolute right to develop, own, manage, license or franchise Hair Performers(R) businesses at any location in the world, and the FRANCHISEE hereby waives any and all rights that it may have or allege against CITY LOOKS or any affiliate of CITY LOOKS resulting from the opening of any Hair Performers(R) business, including those Hair Performers(R) businesses that may be near, adjacent or contiguous to the FRANCHISEE'S City Looks Business.

26.6 COST CUTTERS(R), WE CARE HAIR(R) AND FAMILY HAIRCUT(R) BUSINESSES. The FRANCHISEE agrees and acknowledges that the "Cost Cutters Family Hair Care(R)" businesses which are franchised by The Barbers, the "We Care Hair(R)" businesses which are franchised by WCH, Inc., a wholly-owned subsidiary of The Barbers, and the Family Haircut(R) business serviced by The Barbers ("Cost Cutters(R), We Care Hair(R) and Family Haircut(R) businesses") are hair salons that address different markets and, thus, are not competitive with City Looks Salons International businesses. Further, the FRANCHISEE acknowledges and agrees that WCH, Inc. and The Barbers will have the absolute right to develop, own, manage, license or franchise Cost Cutters(R), We Care Hair(R) and Family Haircut(R) businesses at any location in the world, and the FRANCHISEE hereby waives any and all rights that it may have or allege against CITY LOOKS or any affiliate of CITY LOOKS resulting from the opening of any Cost Cutters(R), We Care Hair(R) or Family Haircut(R) businesses, including those Cost Cutters(R), We Care Hair(R) or Family Haircut(R) businesses that may be near, adjacent or contiguous to the FRANCHISEE'S City Looks Business.

                                   ARTICLE 27
                     DISCLAIMER; FRANCHISEE'S LEGAL COUNSEL

27.1 DISCLAIMER BY CITY LOOKS. CITY LOOKS expressly disclaims the making of any express or implied representations or warranties regarding the sales, earnings, income, profits, Gross Revenues, business or financial success, or value of the FRANCHISEE'S business, except as may be expressly set forth in Item 19 of the Uniform Franchise Offering Circular received by the FRANCHISEE.

27.2 ACKNOWLEDGMENTS BY FRANCHISEE. The FRANCHISEE acknowledges that it has not received any express or implied representations or warranties regarding the sales, earnings, income, profits, Gross Revenues, business or financial success, value of the business or any other matters pertaining to the City Looks Salons International business from CITY LOOKS or any of CITY LOOKS' officers, employees or agents that were not contained in writing in the Uniform Franchise Offering Circular (including this Agreement) received by the FRANCHISEE ("representations or warranties"). The FRANCHISEE further acknowledges that if it had received any representations or warranties not contained in CITY LOOKS' Uniform Franchise Offering Circular, it would not have executed this Agreement, and the FRANCHISEE would have: (A) promptly notified the President of CITY LOOKS in writing of the person or persons making such representations or warranties; and
(B) provided to CITY LOOKS a specific written statement detailing the representations or warranties made that were not contained in the Uniform Franchise Offering Circular received by the FRANCHISEE.

27.3 LEGAL REPRESENTATION. The FRANCHISEE acknowledges that this Agreement constitutes a legal document which grants certain rights to and imposes certain obligations upon the FRANCHISEE. The FRANCHISEE was advised by CITY LOOKS to consult an attorney or other advisor prior to the execution of this Agreement to review CITY LOOKS' Uniform Franchise Offering Circular, to review this Agreement in detail, to review the economics, operations and other business aspects of the City Looks Salons International business, to determine compliance with franchising and other applicable laws, to advise the FRANCHISEE about all federal, state and local laws, rules, ordinances, special regulations and statutes that apply to the FRANCHISEE'S City Looks business and to advise the FRANCHISEE about the economic risks, liabilities, obligations and rights under this Agreement. The name of the FRANCHISEE'S attorney or other advisor is:

         Name:
               -------------------------------------------------------

         Name of Firm:
                       -----------------------------------------------

         Address:
                  ----------------------------------------------------

         City, State, Zip Code:
                                --------------------------------------

         Telephone Number: (      )
                           -------------------------------------------

         Fax Number: (      )
                     -------------------------------------------------

                                   ARTICLE 28
                       GOVERNING LAW; STATE MODIFICATIONS

28.1 GOVERNING LAW. Except to the extent governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. ss.1051 et seq.), this Agreement and the relationship between CITY LOOKS and the FRANCHISEE will be governed by the laws of the state in which the Franchised Location is located. The provisions of this Agreement which conflict with or are inconsistent with applicable governing law will be superseded and/or modified by such applicable law only to the extent such provisions are inconsistent. All other provisions of this Agreement will be enforceable as originally made and entered into upon the execution of this Agreement by the FRANCHISEE and CITY LOOKS.

28.2 STATE MODIFICATIONS. The following states have statutes which may supersede the provisions of this Agreement in the FRANCHISEE'S relationship with CITY LOOKS including the areas of termination and renewal of the Franchise: ARKANSAS [Stat. Section 70-807], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Section 42-133e et seq.], DELAWARE [Code Section 2552], HAWAII [Rev. Stat. Section 482E-1], ILLINOIS [815 ILCS 705/19 and 705/20], INDIANA [Stat. Section 23-2-2.7], IOWA [Code 523H.1-523H.17], MICHIGAN [Stat.
Section 19.854(27)], MINNESOTA [Stat. Section 80C14], MISSISSIPPI [Code Section 75-24-51], MISSOURI [Stat. Section 407.400], NEBRASKA [Rev. Stat. Section 87-401], NEW JERSEY [Stat. Section 56:10-1], SOUTH DAKOTA [Codified Laws Section 37-5A-51], VIRGINIA [Code 13.1-557-574-13.1-564], WASHINGTON [Code Section 19.100.180], WISCONSIN [Stat. Section 135.03]. These and other states may have court decisions which may supersede the provisions of this Agreement in the FRANCHISEE'S relationship with CITY LOOKS including the areas of termination and renewal of the Franchise. If the Franchised Location is located in any one of the states specifically indicated below in this Article 28.2, or if the laws of any such state are otherwise applicable, then the designated provisions of this Agreement will be amended and revised as follows:

                  ILLINOIS. If this Agreement is governed by the laws of the State of Illinois, then: (1) the consent by the FRANCHISEE to jurisdiction and venue in Hennepin County, Minnesota contained in
         Article 24.6 may be inapplicable; provided, however, that such inapplicability in the State of Illinois will not be construed to mean that venue in Hennepin County, Minnesota is improper, or that the FRANCHISEE and its officers, Directors and shareholders are not subject to jurisdiction in Hennepin County, Minnesota, or in any other state; and (2) Section 41 of the Illinois Franchise Disclosure Act states that "any condition, stipulation or provision purporting to bind any person acquiring any franchise to waive compliance with any provision of this Act is void", accordingly any acknowledgments contained in Article 26.2, Article 26.4, Article 27.2, and the second sentence of Article
         26.1 will be unenforceable against the FRANCHISEE.

                  MINNESOTA. If this Agreement is governed by the laws of the State of Minnesota, then: (1) Article 2 of this Agreement will be amended to provide that, except in certain circumstances specified by law, CITY LOOKS must provide the FRANCHISEE with at least one hundred eighty (180) days prior written notice of nonrenewal of the franchise;
         (2) Article 9.2 will be amended to require that, except as set forth in
         Article 9.5 and 9.6 in the event CITY LOOKS gives the FRANCHISEE written notice that the FRANCHISEE has breached this Agreement, such written notice will be given to the FRANCHISEE at least ninety (90) days prior to the date this Agreement is terminated by CITY LOOKS, and the FRANCHISEE will have sixty (60) days after having been given such written notice within which to correct the breach specified in the written notice; and (3) notwithstanding any provisions of this Agreement to the contrary, a Court of competent jurisdiction will determine whether CITY LOOKS will be required to post a bond or other security, and the amount of such bond or other security, in any injunctive proceeding commenced by CITY LOOKS against the FRANCHISEE or the FRANCHISEE'S shareholders.

                  NORTH DAKOTA. If this Agreement is governed by the laws of the State of North Dakota, then: (1) the covenant not to compete upon termination or expiration of this Agreement contained in Article 12.3 may be unenforceable, except in certain circumstances provided by law;
         (2) the consent by the FRANCHISEE to jurisdiction and venue in Hennepin County, Minnesota contained in Article 24.6 may be inapplicable; provided, however, that such inapplicability in the State of North Dakota will not be construed to mean that venue in Hennepin County, Minnesota is improper, or that the FRANCHISEE and its officers, Directors and shareholders are not subject to jurisdiction in Hennepin County, Minnesota, or in any other state; (3) the provisions of Article 23 requiring Arbitration hearings to take place in Minneapolis, Minnesota will be inapplicable and in the event of Arbitration between CITY LOOKS and the FRANCHISEE, such Arbitration will be conducted in Fargo, North Dakota or at a mutually agreed upon location; and (4) the parties' waiver of their right to claim punitive damages, as set forth in Article 23.5, may not be enforceable under North Dakota law.

                  WISCONSIN. If this Agreement is governed by the laws of the State of Wisconsin, then the provisions of the Wisconsin Fair Dealership Law, Wis. Stat. Chapter 135, will supersede any conflicting terms of this Agreement.

28.3 SEVERABILITY. The severability provisions of this Agreement contained in
Article 12.5, Article 23.10 and Article 24.2 of this Agreement will pertain to all of the applicable laws which conflict with or modify the provisions of this Agreement including, but not limited to, the provisions of this Agreement specifically addressed in Article 28.2 above.

                                   ARTICLE 29
                                   DEFINITIONS

For purposes of this Agreement, the following words will have the following definitions:

29.1 ABANDON. "Abandon" will mean the conduct of the FRANCHISEE, including acts of omission as well as commission, indicating the willingness, desire or intent of the FRANCHISEE to discontinue operating the franchised business in accordance with the quality standards, uniform requirements and the Business System set forth in this Agreement and the Manual.

29.2 DESIGNATED MARKET AREA. "Designated Market Area" or "DMA" will mean each television market exclusive of another based upon a preponderance of television viewing hours as defined by the ratings service currently being utilized by CITY LOOKS or its designated advertising agency.

29.3 BUSINESS SYSTEM. "Business System" will mean the distinctive services and products which are associated with CITY LOOKS' trademarks, trade names, service marks, copyrights, interior and exterior building designs, slogans, signs, logos, commercial symbols and color combinations. "Business System" will include all of the uniform requirements, standards of quality and consistency, procedures, specifications, training, advertising and instructions promulgated by CITY LOOKS.

29.4 FINANCIAL STATEMENTS. "Financial statements" will mean a balance sheet, income statement, statement of cash flows and footnotes prepared in accordance with generally accepted accounting principles applied on a consistent basis and any other schedules or forms that may be required by CITY LOOKS.

29.5 GROSS REVENUES. "Gross Revenues" will mean the gross total dollar income of the FRANCHISEE'S City Looks business from all cash, credit or charge sales of all merchandise, products and services sold or rendered in, upon, about or resulting from, in connection with, or as a result of the FRANCHISEE'S City Looks business, and will include all sales, receipts and revenues, in any form and from any and all sources whatsoever, including sales made to employees of the FRANCHISEE. This definition will be applicable regardless of whether such sales, receipts or revenues are produced or received by the FRANCHISEE, by any permitted sublicensee, tenant, agent, employee, concessionaire, vending machine, coin-operated machine or vendor of the FRANCHISEE, or by any other business associate of the FRANCHISEE who or which is associated with the FRANCHISEE in order to receive the benefits of the rights granted hereunder to the FRANCHISEE. "Gross Revenues" will include all sales made by the FRANCHISEE whether made for cash or on credit including, but not limited to, those sales charged or made for orders placed or deliveries from the business Franchised hereunder, including orders placed or filled, or services provided at a location other than the Franchised Location, including mail order. "Gross Revenues" will not include any sales, use or gross receipts tax imposed by any federal, state, municipal or governmental authority directly upon sales, if: (A) the amount of the tax is added to the selling price and is expressly charged to the customer; (B) a specific record is made at the time of each sale of the amount of such tax; and
(C) the amount thereof is paid over to the appropriate taxing authority by the FRANCHISEE.

29.6 QUARTERLY. "Quarterly" or "Quarter" will mean three (3) consecutive calendar months commencing on the first day of the FRANCHISEE'S fiscal or calendar year.

IN WITNESS WHEREOF, CITY LOOKS, the FRANCHISEE and the shareholders of the FRANCHISEE have respectively signed this Agreement effective as of the day and year first above written.

                                        "CITY LOOKS"

In the Presence of:                     THE BARBERS, HAIRSTYLING FOR MEN &
                                        WOMEN, INC.


-----------------------------------     ----------------------------------------
                                        By
                                           -------------------------------------
                                         Its
                                             -----------------------------------


In the Presence of:                     "FRANCHISEE"

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------


The undersigned shareholders or partners of the FRANCHISEE hereby agree to be bound by the terms and conditions of this Agreement.

                                                              PERCENTAGE OF
In the Presence of:              SHAREHOLDERS/PARTNERS        OWNERSHIP
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------


The undersigned spouse(s) of the individual FRANCHISEE(S) hereby agree to be bound by the terms and conditions of this Agreement regarding confidentiality of information and covenants not to compete.


-----------------------------------     ----------------------------------------


-----------------------------------     ----------------------------------------
Print Name                              Print Name

                   PERSONAL GUARANTY AND AGREEMENT TO BE BOUND
                     PERSONALLY BY THE TERMS AND CONDITIONS
                           OF THIS FRANCHISE AGREEMENT

In consideration of the execution of this Agreement by CITY LOOKS, and for other good and valuable consideration the undersigned, for themselves, their heirs, successors, and assigns, do jointly, individually and severally hereby become surety and guaranty for the payment of all amounts and the performance of the covenants, terms and conditions in this Agreement, to be paid, kept and performed by the FRANCHISEE.

Further, the undersigned, individually and jointly, hereby agree to be personally bound by each and every condition and term contained in this Agreement and agree that this PERSONAL GUARANTY will be construed as though the undersigned and each of them executed an Agreement containing the identical terms and conditions of this Agreement.

If the FRANCHISEE breaches the terms and conditions of this Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay CITY LOOKS all monies due and payable to CITY LOOKS under the terms and conditions of this Agreement.

In addition, if the FRANCHISEE fails to comply with any other terms and conditions of this Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to comply with the terms and conditions of this Agreement for and on behalf of the FRANCHISEE.

In addition, should the FRANCHISEE at any time be in default on any obligation to pay monies to CITY LOOKS or any subsidiary or affiliate of CITY LOOKS, whether for merchandise, products, supplies, furniture, fixtures, equipment, rent or other goods purchased by the FRANCHISEE from CITY LOOKS or any subsidiary or affiliate of CITY LOOKS, or for any other indebtedness of the FRANCHISEE to CITY LOOKS or any subsidiary or affiliate of CITY LOOKS, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay all such monies due and payable from the FRANCHISEE to CITY LOOKS or any subsidiary or affiliate of CITY LOOKS.

It is further understood and agreed by the undersigned that the provisions, covenants and conditions of this GUARANTY will inure to the benefit of the successors and assigns of CITY LOOKS. Each of the undersigned hereby submits to personal jurisdiction in the state and federal courts of Minnesota with respect to any litigation pertaining to this GUARANTY, and agrees that all litigation pertaining to this GUARANTY will and must be venued exclusively in Hennepin County, Minnesota.

                               PERSONAL GUARANTORS


-------------------------------------    ---------------------------------------
INDIVIDUALLY                             INDIVIDUALLY

-------------------------------------    ---------------------------------------
Print Name                               Print Name

-------------------------------------    ---------------------------------------
Address                                  Address

-------------------------------------    ---------------------------------------
City           State       Zip Code      City             State         Zip Code

-------------------------------------    ---------------------------------------
Telephone                                Telephone



-------------------------------------    ---------------------------------------
INDIVIDUALLY                             INDIVIDUALLY

-------------------------------------    ---------------------------------------
Print Name                               Print Name

-------------------------------------    ---------------------------------------
Address                                  Address

-------------------------------------    ---------------------------------------
City           State       Zip Code      City             State         Zip Code

-------------------------------------    ---------------------------------------
Telephone                                Telephone



-------------------------------------    ---------------------------------------
INDIVIDUALLY                             INDIVIDUALLY

-------------------------------------    ---------------------------------------
Print Name                               Print Name

-------------------------------------    ---------------------------------------
Address                                  Address

-------------------------------------    ---------------------------------------
City           State       Zip Code      City             State         Zip Code

-------------------------------------    ---------------------------------------
Telephone                                Telephone

                                    EXHIBIT A
                            CONFIDENTIALITY AGREEMENT

Effective this _____ day of ___________, 19__, in consideration of employment with (the "Employer"), a franchisee of The Barbers, Hairstyling for Men & Women, Inc. ("The Barbers"), it is agreed that the undersigned employee (the "Employee") will, at all times during the term of his or her employment and thereafter, treat the Operations Manual and any other materials (including, but not limited to, videotapes, films, drawings, diagrams and computer programs) created for or approved for use in the operation of the City Looks Salons International business, and the information contained therein, as secret and confidential and as the sole and absolute property of The Barbers, and will use all reasonable means to keep them secret and confidential. The Employee will not:

         Communicate, divulge or use for the benefit of himself/herself personally or any other person or entity, any information contained in the Operations Manual or other materials deemed confidential by The Barbers.

         Copy, duplicate, videotape, photograph, record or otherwise reproduce the Manual or any other materials, in whole or in part. Neither the Manual nor other materials created for or used in the City Looks Salons International business will be borrowed or removed from the City Looks Salons International location or business premises by the Employee without the express written approval of the Employer. The Employee will not make any City Looks materials available to any unauthorized person or entity, or allow them access to the Manual or other materials.

         Use any City Looks materials or any information, knowledge, methods or techniques contained or described herein for any purpose other than the performance of his or her duties as a City Looks Salons International employee. The Employee will respect the confidentiality of the Manual and all other materials as it relates to concurrent and future employment.

The Employee and the Employer acknowledge and agree: (1) that The Barbers is a third-party beneficiary of the rights and obligations set forth in this Agreement; (2) that The Barbers will suffer irreparable harm in the event of any breach or violation of this Agreement; (3) that The Barbers shall have the right to enforce the provisions of this Agreement in its own name in the event of any breach or violation, or threatened breach or violation, of this Agreement; and
(4) that The Barbers shall have the right to obtain specific performance, temporary restraining orders, preliminary injunctions, injunctions and other equitable relief to the extent reasonably necessary to protect its interests in the ownership and confidentiality of the Manual or any other confidential information from any Court of competent jurisdiction or Arbitrator, subject to and in accordance with the confidentiality and enforcement provisions of the Franchise Agreement between the Employer and The Barbers.

The undersigned Employer and Employee understand and accept the obligations set forth herein and agree to be bound by them.

EMPLOYER:                                EMPLOYEE:


-------------------------------------    --------------------------------------

By
   ---------------------------------     --------------------------------------
 Its                                            Signature
     -------------------------------
                                         --------------------------------------
                                                Print Name

                                    EXHIBIT B

                    LANDLORD'S CONSENT TO ASSIGNMENT OF LEASE

______________________________________ (the Landlord) hereby consents to the
Assignment by _________________________________________ (the Franchisee) of its
right, title and interest in the premises lease dated _____________________, 19____, between the Landlord and the Franchisee, (the Premises Lease), to The Barbers, Hairstyling for Men & Women, Inc. (the Franchisor), pursuant to a franchise agreement between the Franchisor and the Franchisee dated ______________________, 19____, (the Franchise Agreement), and as an inducement to the Franchisor to enter into the Franchise Agreement with the Franchisee, agrees with the Franchisor as follows:

         In the event of default by the Franchisee under the Franchise Agreement, the Franchisor or its designee may assume, enforce and perform the obligations of the Premises Lease with the same force and effect as if assumed, enforced and performed by the Franchisee. The Landlord will accept CITY LOOKS' (or its designee's) performance in lieu of performance by the Franchisee in satisfaction of the FRANCHISEE'S future obligations under the Premises Lease.

         The Landlord will not terminate the Premises Lease on account of any default of the Franchisee thereunder without written notice to the Franchisor and first providing to the Franchisor a reasonable opportunity, but not less than thirty (30) days, to: (i) cause the Franchisee to cure the default; or (ii) declare the Franchisee in default under the Franchise Agreement and exercise its rights under the Assignment of Lease provisions of the Franchise Agreement. In the event the Franchisor so elects to exercise its rights under the Assignment, the Landlord agrees not to terminate the Premises Lease so long as the Franchisor or its designee agrees, within thirty (30) days from the date the Franchisor gives written notice to the Landlord of its election to exercise its rights under this Assignment, to perform the future obligations of the Franchisee under the Premises Lease. However, nothing herein will require the Franchisor to cure any default of the Franchisee under the Premises Lease, but only gives it the option to assume the FRANCHISEE'S future rights and obligations under the Premises Lease.

         The Landlord hereby represents and warrants to the Franchisor that (i) the Premises Lease is a valid and enforceable agreement, (ii) there has been no prior assignment of the Premises Lease of which the Landlord has notice or is aware, (iii) neither the Landlord nor the Franchisee is in default under the Premises Lease, and (iv) all covenants, conditions and agreements have been performed as required therein except those not due to be performed until after the date hereof.

                                         "Landlord"

Dated:                     , 19
      ---------------------    --        ---------------------------------------


                                            By
                                               ---------------------------------
                                             Its
                                                 -------------------------------